                                                                    EXHIBIT 10.5

                                                                  EXECUTION COPY


                            AESOP FUNDING II L.L.C.,
                                    as Issuer

                          AVIS RENT A CAR SYSTEM, INC.,
                                as Administrator

                      PARK AVENUE RECEIVABLES CORPORATION,
                           as a CP Conduit Purchaser,

                              JPMORGAN CHASE BANK,
                       as a Funding Agent and an APA Bank

                                       and

                              THE BANK OF NEW YORK,
                       as Trustee and Series 2002-3 Agent

                              ---------------------

                            SERIES 2002-3 SUPPLEMENT
                         dated as of September 12, 2002

                                       to

                       AMENDED AND RESTATED BASE INDENTURE
                            dated as of July 30, 1997

                              ---------------------

                                TABLE OF CONTENTS

                                                                                                               Page
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
ARTICLE I     DEFINITIONS.........................................................................................2

ARTICLE II    PURCHASE AND SALE OF SERIES 2002-3 NOTES; INCREASES AND DECREASES OF SERIES 2002-3 INVESTED
              AMOUNT.............................................................................................17

     Section 2.1.   Purchase of the Series 2002-3 Notes..........................................................17
     Section 2.2.   Delivery.....................................................................................18
     Section 2.3.   Procedure for Initial Issuance and for Increasing the Series 2002-3 Invested
                    Amount.......................................................................................18
     Section 2.4.   Sales by CP Conduit Purchaser of Series 2002-3 Notes to APA Bank.............................19
     Section 2.5.   Procedure for Decreasing the Series 2002-3 Invested Amount; Optional
                    Termination..................................................................................20
     Section 2.6.   Increases and Reductions of the Commitment; Extensions of the Commitment.....................20
     Section 2.7.   Interest; Fees...............................................................................21
     Section 2.8.   Indemnification by AFC-II....................................................................21
     Section 2.9.   Funding Agents...............................................................................21

ARTICLE III   SERIES 2002-3 ALLOCATIONS..........................................................................22

     Section 3.1.   Establishment of Series 2002-3 Collection Account, Series 2002-3 Excess
                    Collection Account and Series 2002-3 Accrued Interest Account................................22
     Section 3.2.   Allocations with Respect to the Series 2002-3 Notes..........................................22
     Section 3.3.   Payments to Noteholders......................................................................25
     Section 3.4.   Payment of Note Interest and Commitment Fee..................................................27
     Section 3.5.   Payment of Note Principal....................................................................28
     Section 3.6.   Administrator's Failure to Instruct the Trustee to Make a Deposit or Payment.................29
     Section 3.7.   Series 2002-3 Reserve Account................................................................29
     Section 3.8.   Series 2002-3 Distribution Account...........................................................31

ARTICLE IV    AMORTIZATION EVENTS................................................................................32

ARTICLE V     CONDITIONS PRECEDENT...............................................................................33

     Section 5.1.   Conditions Precedent to Effectiveness of Supplement..........................................33

ARTICLE VI    CHANGE IN CIRCUMSTANCES............................................................................36

     Section 6.1.   Increased Costs..............................................................................36
     Section 6.2.   Taxes........................................................................................37
     Section 6.3.   Mitigation Obligations.......................................................................39
     Section 6.4.   Break Funding Payments.......................................................................39

                                       (i)

                                TABLE OF CONTENTS
                                   (continued)

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
ARTICLE VII   REPRESENTATIONS AND WARRANTIES, COVENANTS..........................................................40

     Section 7.1.   Representations and Warranties of AFC-II and the Administrator...............................40
     Section 7.2.   Covenants of AFC-II and the Administrator....................................................40

ARTICLE VIII  THE FUNDING AGENT..................................................................................41

     Section 8.1.   Appointment..................................................................................41
     Section 8.2.   Delegation of Duties.........................................................................41
     Section 8.3.   Exculpatory Provisions.......................................................................42
     Section 8.4.   Reliance by the Funding Agent................................................................42
     Section 8.5.   Notice of Administrator Default or Amortization Event or Potential
                    Amortization Event...........................................................................42
     Section 8.6.   Non-Reliance on the Funding Agent, the CP Conduit Purchaser and the APA Bank.................43
     Section 8.7.   Indemnification..............................................................................43

ARTICLE IX    GENERAL............................................................................................43

     Section 9.1.   Successors and Assigns.......................................................................43
     Section 9.2.   Securities Law...............................................................................45
     Section 9.3.   No Bankruptcy Petition.......................................................................45
     Section 9.4.   Limited Recourse.............................................................................46
     Section 9.5.   Costs and Expenses...........................................................................47
     Section 9.6.   Exhibits.....................................................................................47
     Section 9.7.   Ratification of Base Indenture...............................................................47
     Section 9.8.   Counterparts.................................................................................47
     Section 9.9.   Governing Law................................................................................47
     Section 9.10.  Amendments...................................................................................47
     Section 9.11.  Discharge of Indenture.......................................................................47
     Section 9.12.  Capitalization of AFC-II.....................................................................47
     Section 9.13.  Series 2002-3 Required Non-Program Enhancement Percentage....................................48
     Section 9.14.  Termination of Supplement....................................................................48
     Section 9.15.  Collateral Representations and Warranties of AFC-II..........................................48
     Section 9.16.  No Waiver; Cumulative Remedies...............................................................49
     Section 9.17.  Waiver of Setoff.............................................................................49
     Section 9.18.  Notices......................................................................................49

                                      (ii)

                                                                  EXECUTION COPY

          SERIES 2002-3 SUPPLEMENT, dated as of September 12, 2002 (this "SUPPLEMENT"), among AESOP FUNDING II L.L.C., a special purpose limited liability company established under the laws of Delaware ("AFC-II"), AVIS RENT A CAR SYSTEM, INC., a Delaware corporation, as administrator (the "ADMINISTRATOR"), PARK AVENUE RECEIVABLES CORPORATION, a Delaware corporation, as CP Conduit Purchaser (the "CP CONDUIT PURCHASER"), JPMORGAN CHASE BANK ("JPMORGAN CHASE"), a New York banking corporation, as a Funding Agent on behalf of the CP Conduit Purchaser (the "FUNDING AGENT") and as the APA Bank for the CP Conduit Purchaser (the "APA BANK") and THE BANK OF NEW YORK, a New York banking corporation, as successor in interest to the corporate trust administration of Harris Trust and Savings Bank, as trustee (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the "TRUSTEE"), THE BANK OF NEW YORK, a New York banking corporation, as agent for the benefit of the Series 2002-3 Noteholders (the "SERIES 2002-3 AGENT"), to the Amended and Restated Base Indenture, dated as of July 30, 1997, between AFC-II and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the "BASE INDENTURE").

                              PRELIMINARY STATEMENT

          WHEREAS, Sections 2.2 and 12.1 of the Base Indenture provide, among other things, that AFC-II and the Trustee may at any time and from time to time enter into a supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes;

          NOW, THEREFORE, the parties hereto agree as follows:

                                   DESIGNATION

          There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Supplement and such Series of Notes shall be designated generally as Floating Rate Rental Car Asset Backed Variable Funding Notes, Series 2002-3.

          The proceeds from the sale of the Series 2002-3 Notes shall be deposited in the Collection Account and shall be paid to AFC-II and used to make Loans under the Loan Agreements to the extent that the Borrowers have requested Loans thereunder and Eligible Vehicles are available for acquisition or refinancing thereunder on the date hereof. Any such portion of proceeds not so used to make Loans shall be deemed to be Principal Collections.

          The Series 2002-3 Notes are a non-Segregated Series of Notes (as more fully described in the Base Indenture). Accordingly, all references in this Supplement to "all" Series of Notes (and all references in this Supplement to terms defined in the Base Indenture that contain references to "all" Series of Notes) shall refer to all Series of Notes other than Segregated Series of Notes.

                                    ARTICLE I

                                   DEFINITIONS

          (a) All capitalized terms not otherwise defined herein are defined in the Definitions List attached to the Base Indenture as Schedule I thereto. All Article, Section or Subsection references herein shall refer to Articles, Sections or Subsections of this Supplement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2002-3 Notes and not to any other Series of Notes issued by AFC-II.

          (b) The following words and phrases shall have the following meanings with respect to the Series 2002-3 Notes and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

          "ACQUIRING APA BANK" is defined in Section 9.1(b).

          "ADMINISTRATOR" is defined in the recitals hereto.

          "AFFECTED PARTY" means the CP Conduit Purchaser and any Program Support Provider.

          "AGH" means Avis Group Holdings, Inc., a Delaware corporation.

          "ALTERNATE BASE RATE" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day PLUS 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

          "APA BANK FUNDED AMOUNT" means for any day, the excess, if any, of the Series 2002-3 Invested Amount over the CP Conduit Funded Amount for such day.

          "APA BANK" is defined in the recitals hereto.

          "ARTICLE VI COSTS" means any amounts due pursuant to Article VI.

          "ASSET PURCHASE AGREEMENT" means the asset purchase agreement, liquidity agreement or other agreement among the CP Conduit Purchaser, the Funding Agent and the APA Bank as amended, modified or supplemented from time to time.

          "BANK ACCOUNTS" is defined in Section 9.15(f).

          "BOARD" means the Board of Governors of the Federal Reserve System or any successor thereto.

          "BUSINESS DAY" means any day other than (a) a Saturday or a Sunday or
(b) a day on which banking institutions in New York, New York or in the city in which the corporate trust office of the Trustee is located are authorized or obligated by law or executive order to close.

          "CENDANT" means Cendant Corporation, a Delaware corporation.

          "CHANGE IN LAW" means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Series 2002-3 Closing Date or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, in each case, whether foreign or domestic (each an "OFFICIAL BODY") charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 2002-3 Closing Date.

          "CLAIM" is defined in Section 2.8.

          "COMMERCIAL PAPER" means the promissory notes issued by, or for the benefit of, the CP Conduit Purchaser in the commercial paper market.

          "COMMITMENT" means the obligation of the APA Bank to purchase a Series 2002-3 Note on the Series 2002-3 Closing Date and, thereafter, to maintain and, subject to certain conditions, increase the Series 2002-3 Invested Amount, in each case, in an amount up to the Series 2002-3 Maximum Invested Amount.

          "COMMITMENT AMOUNT" means, with respect to the APA Bank, an amount equal to 102% of the Series 2002-3 Maximum Invested Amount.

          "COMMITMENT FEE" is defined in Section 2.7(b).

          "COMMITMENT FEE RATE" means 0.175% per annum.

          "COMMITMENT PERIOD" means the period of time commencing on the Series 2002-3 Closing Date to, but excluding, the Swing-Line Commitment Termination Date.

          "COMPANY INDEMNIFIED PERSON" is defined in Section 2.8.

          "CONDUIT ASSIGNEE" means any commercial paper conduit administered by the Funding Agent and designated by the Funding Agent to accept an assignment from the CP Conduit Purchaser of the Series 2002-3 Invested Amount or a portion thereof pursuant to Section 9.1(b).

          "CP CONDUIT FUNDED AMOUNT" means the portion of the Series 2002-3 Invested Amount funded through the issuance of Commercial Paper outstanding on such day.

          "CP CONDUIT PURCHASER" is defined in the recitals hereto.

          "DECREASE" is defined in Section 2.5(a).

          "DISCOUNT" means the amount of interest or discount to accrue on or in respect of the Commercial Paper issued by the CP Conduit Purchaser to fund the CP Conduit Funded Amount or otherwise allocated, in whole or in part, by the Funding Agent to fund the purchase or maintenance of the CP Conduit Funded Amount (including, without limitation, any interest attributable to the commissions of placement agents and dealers in respect of such Commercial Paper and any costs associated with funding small or odd-lot amounts, to the extent that such commissions or costs are allocated, in whole or in part, to such Commercial Paper by the Funding Agent).

          "EFFECTIVE DATE" is defined in Section 5.1.

          "ELIGIBLE ASSIGNEE" means a financial institution having short-term debt ratings of at least A-1 from Standard & Poor's and P-1 from Moody's.

          "EXCESS COLLECTIONS" is defined in Section 3.3(c)(i).

          "EXCLUDED TAXES" means, with respect to the CP Conduit Purchaser, the APA Bank, the Funding Agent, any Program Support Provider or any other recipient of any payment to be made by or on account of any obligation of AFC-II hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America or by any other Governmental Authority, in each case, as a result of a present or former connection between the United States of America or the jurisdiction of such Governmental Authority imposing such tax, as the case may be, and the CP Conduit Purchaser, the APA Bank, the Funding Agent, such Program Support Provider or any other such recipient (except a connection arising solely from the CP Conduit Purchaser's, the Funding Agent's, the APA Bank's, such Program Support Provider's or such recipient's having executed, delivered or performed its obligations hereunder, receiving a payment hereunder or enforcing the Series 2002-3 Notes) and (b) any branch profits tax imposed by the United States of America or any similar tax imposed by any other jurisdiction in which AFC-II is located (except any such branch profits or similar tax imposed as a result of a connection with the United States of America or other jurisdiction as a result of a connection arising solely from the CP Conduit Purchaser's, the APA Bank's, the Funding Agent's, such Program Support Provider's or such recipient's having executed, delivered or performed its obligations hereunder, receiving a payment hereunder or enforcing the Series 2002-3 Notes).

          "FEDERAL FUNDS EFFECTIVE RATE" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day of such transactions received by the Funding Agent from three Federal funds brokers of recognized standing selected by it.

          "FINANCED VEHICLE CAP AMOUNT" means (i) on any date prior to March 10, 2003, $125,000,000, (ii) on any date on or after March 10, 2003 and prior to September 10, 2003, $75,000,000 and (iii) on any date on or after September 11, 2003, $0.

          "FUNDING AGENT" is defined in the recitals hereto.

          "INCREASE" is defined in Section 2.3(a).

          "INCREASE AMOUNT" is defined in Section 2.3(a).

          "INCREASE DATE" is defined in Section 2.3(a).

          "INDEMNIFIED TAXES" means Taxes other than Excluded Taxes.

          "JPMORGAN CHASE" is defined in the recitals hereto.

          "MONTHLY FUNDING COSTS" means, with respect to each Series 2002-3 Interest Period, the sum of:

          (a) for each day during such Series 2002-3 Interest Period, the aggregate amount of Discount accruing on or otherwise in respect of the Commercial Paper issued by, or for the benefit of, the CP Conduit Purchaser allocated, in whole or in part, by the Funding Agent to fund the purchase or maintenance of the CP Conduit Funded Amount; PLUS

          (b) for each day during such Series 2002-3 Interest Period, the sum of: the product of (A) the portion of the APA Bank Funded Amount on such day TIMES (B) the Alternate Base Rate, DIVIDED by (C) 365 (or 366, as the case may be); PLUS

          (c) for each day during such Series 2002-3 Interest Period, the product of (A) the CP Conduit Funded Amount on such day TIMES (B) the Program Fee Rate DIVIDED by (C) 360.

          "MONTHLY TOTAL PRINCIPAL ALLOCATION" means for any Related Month the sum of all Series 2002-3 Principal Allocations with respect to such Related Month.

          "MOODY'S" means Moody's Investors Service.

          "OPTIONAL TERMINATION DATE" is defined in Section 2.5(b).

          "OPTIONAL TERMINATION NOTICE" is defined in Section 2.5(b).

          "OTHER TAXES" means any and all current or future stamp or documentary taxes or other excise or property taxes, charges or similar levies arising from any payment made under this Supplement, the Base Indenture, or any Related Documents or from the execution, delivery or enforcement of, or otherwise with respect to, this Supplement, the Base Indenture or any Related Document.

          "OUTSTANDING" means, with respect to the Series 2002-3 Notes, the Series 2002-3 Invested Amount shall not have been reduced to zero and all accrued interest and other amounts owing on the Series 2002-3 Notes and to the CP Conduit Purchaser, the Funding Agent and the APA Bank hereunder shall not have been paid in full.

          "PARTICIPANTS" is defined in Section 9.1(d).

          "PAST DUE RENT PAYMENT" is defined in Section 3.2(f).

          "PRIME RATE" means the rate of interest per annum publicly announced from time to time by JPMorgan Chase as its prime rate in effect at its principal office in New York, New York; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

          "PRINCIPAL DEFICIT AMOUNT" means, with respect to any day, the excess, if any, of (i) the Series 2002-3 Invested Amount on such day (after giving effect to the distribution of the Monthly Total Principal Allocation for the Related Month if such day is a Distribution Date) day over (ii) the sum of the Series 2002-3 AESOP I Operating Lease Loan Agreement Borrowing Base, the Series 2002-3 VFN Percentage of the AESOP II Loan Agreement Borrowing Base and the Series 2002-3 VFN Percentage of the AESOP I Finance Lease Loan Agreement Borrowing Base on such day.

          "PROGRAM FEE RATE" means 0.375%, or such other rate as may be agreed from time to time in writing between the Funding Agent and AFC-II.

          "PROGRAM SUPPORT PROVIDER" means the APA Bank and any other or additional Person now or hereafter extending credit, or having a commitment to extend credit to or for the account of, or to make purchases from, the CP Conduit Purchaser or issuing a letter of credit, surety bond or other instrument to support any obligations arising under or in connection with the CP Conduit Purchaser's securitization program.

          "RECORD DATE" means, with respect to each Distribution Date, the immediately preceding Business Day.

          "SCHEDULED COMMITMENT TERMINATION DATE" shall mean September 11, 2003, as such date may be extended from time to time by the written agreement of each of AFC-II, the CP Conduit Purchaser and the APA Bank.

          "SERIES 1997-1 NOTES" means the Series of Notes designated as the Series 1997-1 Notes.

          "SERIES 1998-1 NOTES" means the Series of Notes designated as the Series 1998-1 Notes.

          "SERIES 2000-1 NOTES" means the Series of Notes designated as the Series 2000-1 Notes.

          "SERIES 2000-2 NOTES" means the Series of Notes designated as the Series 2000-2 Notes.

          "SERIES 2000-3 NOTES" means the Series of Notes designated as the Series 2000-3 Notes.

          "SERIES 2000-4 NOTES" means the Series of Notes designated as the Series 2000-4 Notes.

          "SERIES 2001-1 NOTES" means the Series of Notes designated as the Series 2001-1 Notes.

          "SERIES 2001-2 NOTES" means the Series of Notes designated as the Series 2001-2 Notes.

          "SERIES 2002-1 NOTES" means the Series of Notes designated as the Series 2002-1 Notes.

          "SERIES 2002-2 EXCESS COLLECTION ACCOUNT" has the meaning specified in the Series 2002-2 Supplement.

          "SERIES 2002-2 NOTES" means the Series of Notes designated as the Series 2002-2 Notes.

          "SERIES 2002-2 OVERCOLLATERALIZATION AMOUNT" is defined in the Series 2002-2 Supplement.

          "SERIES 2002-2 SUPPLEMENT" means the Series 2002-2 Supplement to the Base Indenture, dated as of the date hereof, among AFC-II, ARAC, as Administrator, JPMorgan Chase Bank, as Administrative Agent, certain CP Conduit Purchasers named therein, certain Funding Agents named therein, certain APA Banks named therein and The Bank of New York as Trustee and Series 2002-2 Agent.

          "SERIES 2002-3 ACCOUNTS" means each of the Series 2002-3 Distribution Account, the Series 2002-3 Reserve Account, the Series 2002-3 Collection Account, the Series 2002-3 Excess Collection Account and the Series 2002-3 Accrued Interest Account.

          "SERIES 2002-3 ACCRUED INTEREST ACCOUNT" is defined in Section 3.1(b).

          "SERIES 2002-3 AESOP I OPERATING LEASE LOAN AGREEMENT BORROWING BASE" means, as of any date of determination, the product of (a) the Series 2002-3 AESOP I Operating Lease Vehicle Percentage as of such date and (b) the AESOP I Operating Lease Loan Agreement Borrowing Base as of such date.

          "SERIES 2002-3 AESOP I OPERATING LEASE VEHICLE PERCENTAGE" means, as of any date of determination, a fraction, expressed as a percentage (which percentage shall never exceed 100%), the numerator of which is the Series 2002-3 Required AESOP I Operating Lease Vehicle

Amount as of such date and the denominator of which is the sum of the Required AESOP I Operating Lease Vehicle Amounts for all Series of Notes as of such date.

          "SERIES 2002-3 AGENT" is defined in the recitals hereto.

          "SERIES 2002-3 AMORTIZATION PERIOD" means the period beginning at the earliest to occur of (a) the close of business on the Business Day immediately preceding the date on which the Swing-Line Commitment Termination Date shall have occurred, (b) the close of business on the Optional Termination Date and
(c) the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred or been declared with respect to the Series 2002-3 Notes and ending upon the earlier to occur of (i) the date on which the Series 2002-3 Notes are fully paid and (ii) the termination of the Indenture.

          "SERIES 2002-3 AVAILABLE RESERVE ACCOUNT AMOUNT" means, as of any date of determination, the amount on deposit in the Series 2002-3 Reserve Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such date).

          "SERIES 2002-3 CLOSING DATE" means the date hereof.

          "SERIES 2002-3 COLLATERAL" means the Collateral, the Series 2002-3 Distribution Account Collateral and the Series 2002-3 Reserve Account Collateral.

          "SERIES 2002-3 COLLECTION ACCOUNT" is defined in Section 3.1(b).

          "SERIES 2002-3 DEPOSIT DATE" is defined in Section 3.2.

          "SERIES 2002-3 DISTRIBUTION ACCOUNT" is defined in Section 3.8(a).

          "SERIES 2002-3 DISTRIBUTION ACCOUNT COLLATERAL" is defined in Section 3.8(d) of this Supplement.

          "SERIES 2002-3 ENHANCEMENT" means the Series 2002-3
Overcollateralization Amount and the Series 2002-3 Reserve Account Amount.

          "SERIES 2002-3 ENHANCEMENT AMOUNT" means, as of any date of determination, the sum of (i) the Series 2002-3 Overcollateralization Amount as of such date, (ii) the Series 2002-3 Available Reserve Account Amount as of such date and (iii) the amount of cash and Permitted Investments on deposit in the Series 2002-3 Collection Account (not including amounts allocable to the Series 2002-3 Accrued Interest Account) and the Series 2002-3 Excess Collection Account as of such date.

          "SERIES 2002-3 ENHANCEMENT DEFICIENCY" means, on any date of determination, the amount by which the Series 2002-3 Enhancement Amount is less than the Series 2002-3 Required Enhancement Amount as of such date.

          "SERIES 2002-3 EXCESS COLLECTION ACCOUNT" is defined in Section
3.1(b).

          "SERIES 2002-3 EXPECTED FINAL DISTRIBUTION DATE" means the Distribution Date falling in the calendar month after the calendar month in which the Series 2002-3 Revolving Period ends.

          "SERIES 2002-3 INITIAL INVESTED AMOUNT" is defined in Section 2.3(a).

          "SERIES 2002-3 INTEREST PERIOD" means a period commencing on and including a Distribution Date and ending on and including the day preceding the next succeeding Distribution Date; PROVIDED, HOWEVER, that the initial Series 2002-3 Interest Period shall commence on and include the Series 2002-3 Closing Date and end on and include October 20, 2002.

          "SERIES 2002-3 INVESTED AMOUNT" means, on any date of determination, the Series 2002-3 Invested Amount on the immediately preceding Business Day PLUS the Increase Amount on such date MINUS the amount of principal payments made pursuant to Section 3.5(e) on such date; PROVIDED that the Series 2002-3 Invested Amount on the Swing-Line Initial Funding Date shall be the Series 2002-3 Initial Invested Amount.

          "SERIES 2002-3 INVESTED PERCENTAGE" means as of any date of determination:

          (a) when used with respect to Principal Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be equal to the sum of the Series 2002-3 Invested Amount and the Series 2002-3 Overcollateralization Amount, determined during the Series 2002-3 Revolving Period as of the end of the immediately preceding Business Day, or, during the Series 2002-3 Amortization Period, as of the end of the Series 2002-3 Revolving Period, and the denominator of which shall be the greater as of the end of the immediately preceding Business Day of (I) the Aggregate Asset Amount and (II) the sum of the numerators used to determine (i) invested percentages for allocations with respect to Principal Collections (for all Series of Notes and all classes of such Series of Notes) and (ii) overcollateralization percentages for allocations with respect to Principal Collections (for all Series of Notes that provide for credit enhancement in the form of overcollateralization); and

          (b) when used with respect to Interest Collections, the percentage equivalent (which percentage shall never exceed 100%) of a fraction the numerator of which shall be the Accrued Amounts with respect to the Series 2002-3 Notes on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination.

          "SERIES 2002-3 LEASE INTEREST PAYMENT DEFICIT" means on any Distribution Date an amount equal to the excess, if any, of (a) the aggregate amount of Interest Collections which pursuant to Section 3.2(a), (b) or (c) would have been allocated to the Series 2002-3 Accrued Interest Account if all payments of Monthly Base Rent required to have been made under the Leases from and excluding the preceding Distribution Date to and including such Distribution Date were made in full over (b) the aggregate amount of Interest Collections which pursuant to Section 3.2(a), (b) or (c) have been allocated to the Series 2002-3 Accrued Interest Account (excluding any amounts paid into the Series 2002-3 Accrued Interest Account pursuant to the proviso in Sections 3.2(b)(ii) and/or 3.2(c)(ii)) from and excluding the preceding Distribution Date to and including such Distribution Date.

          "SERIES 2002-3 LEASE PAYMENT DEFICIT" means either a Series 2002-3 Lease Interest Payment Deficit or a Series 2002-3 Lease Principal Payment Deficit.

          "SERIES 2002-3 LEASE PRINCIPAL PAYMENT DEFICIT" means on any Distribution Date an amount equal to the excess, if any, of (a) the aggregate amount of Principal Collections which pursuant to Section 3.2(a), (b) or (c) would have been allocated to the Series 2002-3 Collection Account if all payments required to have been made under the Leases from and excluding the preceding Distribution Date to and including such Distribution Date were made in full over (b) the aggregate amount of Principal Collections which pursuant to
Section 3.2(a), (b) or (c) have been allocated to the Series 2002-3 Collection Account (without giving effect to any amounts paid into the Series 2002-3 Accrued Interest Account pursuant to the proviso in Sections 3.2(b)(ii) and/or 3.2(c)(ii)) from and excluding the preceding Distribution Date to and including such Distribution Date.

          "SERIES 2002-3 LIMITED LIQUIDATION EVENT OF DEFAULT" means, so long as such event or condition continues, any event or condition of the type specified in clauses (a) through (g) of Article IV; PROVIDED, HOWEVER, that any event or condition of the type specified in clauses (a) through (g) of Article IV shall not constitute a Series 2002-3 Limited Liquidation Event of Default if (i) within such thirty (30) day period, such Amortization Event shall have been cured, or (ii) the Trustee shall have received the written consent of the Series 2002-3 Noteholders waiving the occurrence of such Series 2002-3 Limited Liquidation Event of Default.

          "SERIES 2002-3 MAXIMUM AGGREGATE SUBARU/HYUNDAI/SUZUKI AMOUNT" means, as of any day, with respect to Subaru, Hyundai and Suzuki, in the aggregate, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

          "SERIES 2002-3 MAXIMUM INVESTED AMOUNT" means, as of any day, the lesser of (i) $75,000,000 and (ii) the excess of the Series 2002-2 Maximum Invested Amount (as defined in the Series 2002-2 Supplement) over the Series 2002-2 Invested Amount (as defined in the Series 2002-2 Supplement). The Series 2002-3 Maximum Invested Amount shall be reduced to zero on the Swing-Line Commitment Termination Date.

          "SERIES 2002-3 MAXIMUM AMOUNT" means any of the Series 2002-3 Maximum Manufacturer Amounts, the Series 2002-3 Maximum Financed Vehicle Amount, the Series 2002-3 Maximum Non-Eligible Manufacturer Amount, the Series 2002-3 Maximum Non-Program Vehicle Amount or the Series 2002-3 Maximum Specified States Amount.

          "SERIES 2002-3 MAXIMUM FINANCED VEHICLE AMOUNT" means, as of any day, an amount equal to the lesser of (i) 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day and (ii) the Financed Vehicle Cap Amount on such day.

          "SERIES 2002-3 MAXIMUM INDIVIDUAL SUBARU/HYUNDAI/SUZUKI AMOUNT" means, as of any day, with respect to Subaru, Hyundai or Suzuki, individually, an amount equal to 5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

          "SERIES 2002-3 MAXIMUM MANUFACTURER AMOUNT" means, as of any day, any of the Series 2002-3 Maximum Mitsubishi Amount, the Series 2002-3 Maximum Nissan Amount, the Series 2002-3 Maximum Individual Subaru/Hyundai/Suzuki Amount or the Series 2002-3 Maximum Aggregate Subaru/Hyundai/Suzuki Amount.

          "SERIES 2002-3 MAXIMUM MITSUBISHI AMOUNT" means, as of any day, an amount equal to 10% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

          "SERIES 2002-3 MAXIMUM NISSAN AMOUNT" means, as of any day, an amount equal to 5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

          "SERIES 2002-3 MAXIMUM NON-ELIGIBLE MANUFACTURER AMOUNT" means, as of any day, an amount equal to 3% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

          "SERIES 2002-3 MAXIMUM NON-PROGRAM VEHICLE AMOUNT" means, as of any day, an amount equal to 25% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

          "SERIES 2002-3 MAXIMUM SPECIFIED STATES AMOUNT" means, as of any day, an amount equal to 7.5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.

          "SERIES 2002-3 MONTHLY INTEREST" means, with respect to any Series 2002-3 Interest Period, an amount equal to the product of (a) the average daily Series 2002-3 Invested Amount during such Series 2002-3 Interest Period, (b) the Series 2002-3 Note Rate for such Series 2002-3 Interest Period and (c) the number of days in such Series 2002-3 Interest Rate Period divided by 365 (or 366, as the case may be).

          "SERIES 2002-3 NON-PROGRAM VEHICLE PERCENTAGE" means, as of any date of determination, the higher of (a) a fraction, expressed as a percentage, the numerator of which is the sum of (i) the Series 2002-3 VFN Percentage of the aggregate Net Book Value of all Non-Program Vehicles leased under the Finance Lease and (ii) the Series 2002-3 AESOP I Operating Lease Vehicle Percentage of the aggregate Net Book Value of all Non-Program Vehicles leased under the AESOP I Operating Lease on such date and the denominator of which is the sum of (x) the Series 2002-3 VFN Percentage of the aggregate Net Book Value of all Vehicles leased under the Finance Lease, (y) the Series 2002-3 AESOP I Operating Lease Vehicle Percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease and (z) the Series 2002-3 VFN Percentage of the aggregate Net Book Value of all Vehicles leased under the AESOP II Operating Lease on such date and (b) a fraction, expressed as a percentage, the numerator of which is the aggregate Net Book Value of all Non-Program Vehicles leased under the Leases and the denominator of which is the aggregate Net Book Value of all Vehicles leased under the Leases.

          "SERIES 2002-3 NOTE" means any one of the Series 2002-3 Floating Rate Rental Car Asset Backed Variable Funding Notes, executed by AFC-II authenticated and delivered by or on behalf of the Trustee, substantially in the form of EXHIBIT A.

          "SERIES 2002-3 NOTE RATE" means for any Series 2002-3 Interest Period, the interest rate equal to the product of (a) the percentage equivalent of a fraction, the numerator of which is equal to the sum of the Monthly Funding Costs for such Series 2002-3 Interest Period and the denominator of which is equal to the average daily Series 2002-3 Invested Amount during such Series 2002-3 Interest Period and (b) a fraction, the numerator of which is 365 (or 366, as the case may be) and the denominator of which is the number of days in such Series 2002-3 Interest Period; PROVIDED, HOWEVER, that the Series 2002-3 Note Rate will in no event be higher than the maximum rate permitted by applicable law.

          "SERIES 2002-3 NOTEHOLDER" means a Person in whose name a Series 2002-3 Note is registered in the Note Register.

          "SERIES 2002-3 OVERCOLLATERALIZATION AMOUNT" means, (i) as of any date on which no AESOP I Operating Lease Vehicle Deficiency exists, the Series 2002-3 Required Overcollateralization Amount as of such date and (ii) as of any date on which an AESOP I Operating Lease Vehicle Deficiency exists, the excess, if any, of (x) the sum of the Series 2002-3 AESOP I Operating Lease Loan Agreement Borrowing Base, the Series 2002-3 VFN Percentage of the AESOP II Loan Agreement Borrowing Base and the Series 2002-3 VFN Percentage of the Finance Lease Loan Agreement Borrowing Base as of such date over (y) the Series 2002-3 Invested Amount as of such date.

          "SERIES 2002-3 PAST DUE RENT PAYMENT" is defined in Section 3.2(f).

          "SERIES 2002-3 PERCENTAGE" means, as of any date of determination, a fraction, expressed as a percentage, the numerator of which is the Series 2002-3 Invested Amount as of such date and the denominator of which is the sum of the Invested Amount of each Series of Notes outstanding as of such date.

          "SERIES 2002-3 PRINCIPAL ALLOCATION" is defined in Section 3.2(a)(ii).

          "SERIES 2002-3 PROGRAM VEHICLE PERCENTAGE" means, as of any date of determination 100% minus the Series 2002-3 Non-Program Vehicle Percentage as of such date.

          "SERIES 2002-3 REQUIRED AESOP I OPERATING LEASE VEHICLE AMOUNT" means, as of any date of determination, the excess, if any, of (x) the sum of the Series 2002-3 Required Overcollateralization Amount and the Series 2002-3 Invested Amount as of such date over (y) the sum of the Series 2002-3 VFN Percentage of the AESOP I Finance Lease Loan Agreement Borrowing Base and the Series 2002-3 VFN Percentage of the AESOP II Loan Agreement Borrowing Base as of such date.

          "SERIES 2002-3 REQUIRED ENHANCEMENT AMOUNT" means, as of any date of determination, the sum of:

          (i) the product of the Series 2002-3 Required Enhancement Percentage as of such date and the Series 2002-3 Invested Amount as of such date;

          (ii) the greater of (x) the Series 2002-3 Percentage of the excess, if any, of the Non-Program Vehicle Amount as of the immediately preceding Business Day over the Series 2002-3 Maximum Non-Program Vehicle Amount as of the immediately preceding Business Day and (y) the excess, if any, of
     (A) the sum of (1) the Series 2002-3 VFN Percentage of the Net Book Value of all Non-Program Vehicles leased under the AESOP I Finance Lease as of the immediately preceding Business Day and (2) the Series 2002-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Non-Program Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 25% of the sum of (1) the Series 2002-3 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP I Finance Lease and the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

          (iii) the greater of (x) the Series 2002-3 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the Leases as of the immediately preceding Business Day over the Series 2002-3 Maximum Mitsubishi Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2002-3 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the AESOP I Finance Lease and the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 10% of the sum of (1) the Series 2002-3 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP I Finance Lease and the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

          (iv) the greater of (x) the Series 2002-3 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Subaru, Hyundai or Suzuki, individually, and leased under the Leases as of the immediately preceding Business Day over the Series 2002-3 Maximum Individual Subaru/Hyundai/Suzuki Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2002-3 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Subaru, Hyundai or Suzuki, individually, and leased under the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Subaru, Hyundai or Suzuki, individually, and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 5% of the sum of (1) the Series 2002-3 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP I Finance Lease and the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

          (v) the greater of (x) the Series 2002-3 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Subaru, Hyundai or Suzuki, in the aggregate, and leased under the Leases as of the immediately preceding Business Day over the Series 2002-3 Maximum Aggregate Subaru/Hyundai/Suzuki Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2002-3 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Subaru, Hyundai or Suzuki, in the aggregate, and leased under the AESOP I Finance Lease and the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Subaru, Hyundai or Suzuki, in the aggregate, and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 10% of the sum of (1) the Series 2002-3 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP I Finance Lease and the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

          (vi) the greater of (x) the Series 2002-3 Percentage of the excess, if any, of the Specified States Amount as of the immediately preceding Business Day over the Series 2002-3 Maximum Specified States Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2002-3 VFN Percentage of the Net Book Value of all Vehicles titled in the States of Ohio, Oklahoma and Nebraska and leased under the AESOP I Finance Lease and the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles titled in the States of Ohio, Oklahoma and Nebraska and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over
     (B) 7.5% of the sum of (1) the Series 2002-3 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP I Finance Lease and the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

          (vii) the greater of (x) the Series 2002-3 Percentage of the excess, if any, of the Non-Eligible Manufacturer Amount as of the immediately preceding Business Day over the Series 2002-3 Maximum Non-Eligible Manufacturer Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2002-3 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Manufacturers other than Eligible Non-Program Manufacturers and leased under the AESOP I Finance Lease as of the immediately preceding Business Day and (2) the Series 2002-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Manufacturers other than Eligible Non-Program

     Manufacturers and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 3% of the sum of (1) the Series 2002-3 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP I Finance Lease and the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day;

          (viii) at any time that the long-term senior unsecured debt rating of Nissan is "BBB-" or above from Standard & Poor's and "Baa3" or above from Moody's, 0 and in all other cases the greater of (x) the Series 2002-3 Percentage of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Nissan and leased under the Leases as of the immediately preceding Business Day over the Series 2002-3 Maximum Nissan Amount as of the immediately preceding Business Day and (y) the excess, if any, of (A) the sum of (1) the Series 2002-3 VFN Percentage of the aggregate Net Book Value of all Vehicles manufactured by Nissan and leased under the AESOP I Finance Lease and the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles manufactured by Nissan and leased under the AESOP I Operating Lease as of the immediately preceding Business Day over (B) 5% of the sum of (1) the Series 2002-3 VFN Percentage of the Net Book Value of all Vehicles leased under the AESOP I Finance Lease and the AESOP II Operating Lease as of the immediately preceding Business Day and (2) the Series 2002-3 AESOP I Operating Lease Vehicle Percentage of the Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of the immediately preceding Business Day; and

          (ix) the Series 2002-3 VFN Percentage of the excess, if any, of the Financed Vehicle Amount as of the immediately preceding Business Day over the Series 2002-3 Maximum Financed Vehicle Amount as of the immediately preceding Business Day.

          "SERIES 2002-3 REQUIRED ENHANCEMENT PERCENTAGE" means, as of any date of determination, the sum of (i) the product of (A) 22.25% times (B) the Series 2002-3 Program Vehicle Percentage as of the immediately preceding Business Day and (ii) the product of (A) the Series 2002-3 Required Non-Program Enhancement Percentage as of such date times (B) the Series 2002-3 Non-Program Vehicle Percentage as of the immediately preceding Business Day.

          "SERIES 2002-3 REQUIRED NON-PROGRAM ENHANCEMENT PERCENTAGE" means, as of any date of determination, the greater of (a) 22.25% and (b) the sum of (i) 22.25% and (ii) the highest, for any calendar month within the preceding twelve calendar months, of the greater of (x) an amount (not less than zero) equal to 100% minus the Measurement Month Average for the immediately preceding Measurement Month and (y) an amount (not less than zero) equal to 100% minus the Market Value Average as of the Determination Date within such calendar month (excluding the Market Value Average for any Determination Date which has not yet occurred).

          "SERIES 2002-3 REQUIRED OVERCOLLATERALIZATION AMOUNT" means, as of any date of determination, the excess, if any, of the Series 2002-3 Required Enhancement Amount over the sum of (i) the Series 2002-3 Available Reserve Account Amount on such date and
(ii) the amount of cash and Permitted Investments on deposit in the Series 2002-3 Collection Account (not including amounts allocable to the Series 2002-3 Accrued Interest Account) and the Series 2002-3 Excess Collection Account on such date.

          "SERIES 2002-3 REQUIRED RESERVE ACCOUNT AMOUNT" means, with respect to any Distribution Date, an amount equal to the greater of (a) 3.5% of the Series 2002-3 Invested Amount on such Distribution Date (after giving effect to any payments of principal to be made on the Series 2002-3 Notes on such Distribution
Date) and (b) the excess, if any, of the Series 2002-3 Required Enhancement Amount over the Series 2002-3 Enhancement Amount (excluding therefrom the Series 2002-3 Available Reserve Account Amount and calculated after giving effect to any payments of principal to be made on the Series 2002-3 Notes) on such Distribution Date.

          "SERIES 2002-3 RESERVE ACCOUNT" is defined in Section 3.7(a).

          "SERIES 2002-3 RESERVE ACCOUNT COLLATERAL" is defined in Section
3.7(d).

          "SERIES 2002-3 RESERVE ACCOUNT SURPLUS" means, with respect to any Distribution Date, the excess, if any, of the Series 2002-3 Available Reserve Account Amount over the Series 2002-3 Required Reserve Account Amount on such Distribution Date.

          "SERIES 2002-3 REVOLVING PERIOD" means the period from and including, the Series 2002-3 Closing Date to the commencement of the Series 2002-3 Amortization Period.

          "SERIES 2002-3 SHORTFALL" is defined in Section 3.3(d).

          "SERIES 2002-3 SPECIAL VFN COLLECTION ALLOCATION PERCENTAGE" means as of any date of determination: (a) when used with respect to Principal Collections, the Series 2002-3 VFN Percentage as of the end of the Series 2002-3 Revolving Period and (b) when used with respect to Interest Collections, the percentage equivalent of a fraction the numerator of which shall be Accrued Amounts with respect to the Series 2002-3 Notes on such date of determination and the denominator of which shall be the aggregate Accrued Amounts with respect to the Series 2002-2 Notes and the Series 2002-3 Notes on such date of determination.

          "SERIES 2002-3 TERMINATION DATE" means the Distribution Date falling in the thirteenth calendar month after the calendar month in which the Series 2002-3 Revolving Period ends.

          "SERIES 2002-3 VFN PERCENTAGE" means, as of any date, the percentage equivalent of a fraction the numerator of which is the sum of the Series 2002-3 Invested Amount and the Series 2002-3 Overcollateralization Amount as of such date and the denominator of which is the sum of the Series 2002-2 Invested Amount, the Series 2002-2 Overcollateralization Amount, the Series 2002-3 Invested Amount and the Series 2002-3 Overcollateralization Amount.

          "STANDARD & POOR'S" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

          "SUPPLEMENT" is defined in the recitals hereto.

          "SWING-LINE COMMITMENT TERMINATION DATE" means the earliest to occur of (i) the Scheduled Commitment Termination Date, (ii) the commencement of the Series 2002-2 Amortization Period under the Series 2002-2 Supplement and (iii) the date on which an Amortization Event shall have been declared or shall have automatically occurred.

          "SWING-LINE INITIAL FUNDING DATE" is defined in Section 2.3(a).

          "SWING-LINE PURCHASER" means, collectively, the CP Conduit Purchaser and the APA Bank.

          "TAXES" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

          "TRANSFER SUPPLEMENT" is defined in Section 9.1(c).

          "TRANSFEREE" is defined in Section 9.1(e).

          "TRUSTEE" is defined in the recitals hereto.

                                   ARTICLE II

                    PURCHASE AND SALE OF SERIES 2002-3 NOTES;
            INCREASES AND DECREASES OF SERIES 2002-3 INVESTED AMOUNT

          Section 2.1. PURCHASE OF THE SERIES 2002-3 NOTES. (a) INITIAL PURCHASE. Subject to the terms and conditions of this Supplement, including delivery of notice in accordance with Section 2.3, (i) the CP Conduit Purchaser may, in its sole discretion, purchase a Series 2002-3 Note in an amount equal to the Series 2002-3 Initial Invested Amount on any Business Day during the period from the Effective Date to and including the Swing-Line Commitment Termination Date, and if the CP Conduit Purchaser shall have notified the Funding Agent that it has elected not to fund a Series 2002-3 Note in an amount equal to the Series 2002-3 Initial Invested Amount on the Swing-Line Initial Funding Date, the APA Bank shall fund on the Swing-Line Initial Funding Date that portion of such Series 2002-3 Note not to be funded by the CP Conduit Purchaser and (ii) thereafter, (A) if the CP Conduit Purchaser shall have purchased a Series 2002-3 Note on the Series 2002-3 Closing Date, the CP Conduit Purchaser may, in its sole discretion, maintain its Series 2002-3 Note, subject to increase or decrease during the Commitment Period in accordance with the provisions of this Supplement and (B) the APA Bank shall maintain the Series 2002-3 Note, subject to increase or decrease during the Commitment Period in accordance with the provisions of this Supplement. Payments by the CP Conduit Purchaser and/or the APA Bank shall be made in immediately available funds on the Swing-Line Initial Funding Date to the Funding Agent for remittance to the Trustee for deposit into the Series 2002-3 Collection Account.

          (b) SERIES 2002-3 MAXIMUM INVESTED AMOUNTS. Notwithstanding anything to the contrary contained in this Supplement, at no time shall the Series 2002-3 Invested Amount exceed the Series 2002-3 Maximum Invested Amount.

          (c) FORM OF SERIES 2002-3 NOTES. A Series 2002-3 Note shall be issued in fully registered form without interest coupons, substantially in the form set forth in EXHIBIT A hereto.

          Section 2.2. DELIVERY. (a) On the Series 2002-3 Closing Date, AFC-II shall sign and shall direct the Trustee in writing pursuant to Section 2.2 of the Base Indenture to duly authenticate, and the Trustee, upon receiving such direction, shall so authenticate a Series 2002-3 Note in the name of the Funding Agent in an amount equal to the Series 2002-3 Maximum Invested Amount and deliver such Series 2002-3 Note to the Funding Agent.

          (b) The Funding Agent shall maintain a record of the actual Series 2002-3 Invested Amount outstanding on any date of determination, which, absent manifest error, shall constitute PRIMA FACIE evidence of the outstanding Series 2002-3 Invested Amount.

          Section 2.3. PROCEDURE FOR INITIAL ISSUANCE AND FOR INCREASING THE SERIES 2002-3 INVESTED AMOUNT. (a) Subject to Section 2.3(c), (i) on the first Business Day (the "SWING-LINE INITIAL FUNDING DATE") during the Commitment Period on which the Funding Agent receives a written notice from AFC-II as described below, the CP Conduit Purchaser may agree, in its sole discretion, to fund, and the APA Bank shall fund, a Series 2002-3 Note issued in accordance with Section 2.1 and (ii) on any Business Day during the Commitment Period, the CP Conduit Purchaser may agree, in its sole discretion, and the APA Bank hereby agrees that the Series 2002-3 Invested Amount may be increased by an amount equal to the Increase Amount (an "INCREASE"), upon the request of AFC-II (each date on which an increase in the Series 2002-3 Invested Amount occurs hereunder being herein referred to as the "INCREASE DATE" applicable to such Increase); PROVIDED, HOWEVER, that AFC-II shall have given the Funding Agent (with a copy to the Trustee) irrevocable written notice (effective upon receipt), by telecopy (receipt confirmed), substantially in the form of EXHIBIT B hereto, of such request no later than 11:00 a.m. (New York City time) on the Swing-Line Initial Funding Date or such Increase Date, as the case may be. Such notice shall state
(x) the Swing-Line Initial Funding Date or the Increase Date, as the case may be, and (y) the initial invested amount (the "SERIES 2002-3 INITIAL INVESTED AMOUNT") or the proposed amount of the Increase in the Series 2002-3 Invested Amount (an "INCREASE AMOUNT"), as the case may be.

          (b) If the CP Conduit Purchaser elects not to fund the full amount of the Series 2002-3 Initial Invested Amount or a requested Increase, the CP Conduit Purchaser shall notify the Funding Agent, and the APA Bank shall fund the portion of the Series 2002-3 Initial Invested Amount or such Increase, as the case may be, not funded by the CP Conduit Purchaser.

          (c) The Swing-Line Purchaser shall not be required to fund the initial purchase of a Series 2002-3 Note on the Swing-Line Initial Funding Date or to increase the Series 2002-3 Invested Amount on any Increase Date hereunder unless:

          (i) such Series 2002-3 Initial Invested Amount or such Increase Amount is equal to (A) $1,000,000 or an integral multiple of $100,000 in excess thereof or (B) if less, the excess of the Series 2002-3 Maximum Invested Amount over the Series 2002-3 Invested Amount;

          (ii) after giving effect to the Series 2002-3 Initial Invested Amount or such Increase Amount, the Series 2002-3 Invested Amount would not exceed the Series 2002-3 Maximum Invested Amount;

          (iii) after giving effect to the Series 2002-3 Initial Invested Amount or such Increase Amount, no AESOP I Operating Lease Vehicle Deficiency would occur and be continuing;

          (iv) no Amortization Event or Potential Amortization Event would occur and be continuing prior to or after giving effect to such Series 2002-3 Initial Invested Amount or such Increase;

          (v) all conditions precedent to an increase in the Series 2002-2 Invested Amount in an amount equal to the Series 2002-3 Initial Invested Amount or such Increase Amount under Section 2.3(c) of the Series 2002-2 Supplement (other than the conditions set forth in Section 2.3(c)(i) thereof) would be satisfied;

          (vi) all of the representations and warranties made by each of AFC-II, the Lessees, the Lessors and the Administrator in the Base Indenture, this Supplement and the Related Documents to which each is a party are true and correct in all material respects on and as of the Swing-Line Initial Funding Date or such Increase Date, as the case may be, as if made on and as of such date (except to the extent such representations and warranties are expressly made as of another date); and

          (vii) all conditions precedent to the making of any Loan under the applicable Loan Agreements would be satisfied.

AFC-II's acceptance of funds in connection with (x) the initial purchase of Series 2002-3 Notes on the Swing-Line Initial Funding Date and (y) each Increase occurring on any Increase Date shall constitute a representation and warranty by AFC-II to the Swing-Line Purchaser as of the Swing-Line Initial Funding Date or such Increase Date (except to the extent such representations and warranties are expressly made as of another date), as the case may be, that all of the conditions contained in this Section 2.3(c) have been satisfied.

          (d) Upon receipt of any notice required by Section 2.3(a) from AFC-II, the Funding Agent shall, so long as the conditions set forth in Sections 2.3(a) and (c) are satisfied, promptly provide telephonic notice to the CP Conduit Purchaser and the APA Bank, of the Increase Date and the Increase Amount. If the CP Conduit Purchaser elects to fund all or a portion of the Increase Amount, the CP Conduit Purchaser shall pay in immediately available funds the amount of such Increase on the related Increase Date to the Funding Agent for deposit into the Series 2002-3 Collection Account. If the CP Conduit Purchaser does not fund the full Increase Amount and the APA Bank is required to fund the portion thereof not funded by the CP Conduit Purchaser, the APA Bank shall pay in immediately available funds such portion to the Series 2002-3 Collection Account.

          Section 2.4. SALES BY CP CONDUIT PURCHASER OF SERIES 2002-3 NOTES TO APA BANK. Notwithstanding any limitation to the contrary contained herein, the CP Conduit Purchaser may, in its own discretion, at any time, sell or assign all or any portion of its interest in its Series 2002-3 Note to any Conduit Assignee or to the APA Bank pursuant to, and subject to the terms and conditions of, the Asset Purchase Agreement.

          Section 2.5. PROCEDURE FOR DECREASING THE SERIES 2002-3 INVESTED AMOUNT; OPTIONAL TERMINATION. (a) Prior to 11:00 a.m. (New York City time) on each Business Day prior to the occurrence of an Amortization Event, AFC-II or the Administrator on behalf of AFC-II, shall provide irrevocable written notice (effective upon receipt) in the form of Exhibit B to the Funding Agent (with a copy to the Trustee) of the reduction, if any, in the Series 2002-3 Invested Amount (such reduction, a "DECREASE") to be effected on such Business Day by the Trustee's withdrawing from the Series 2002-3 Excess Collection Account, depositing into the Series 2002-3 Distribution Account and distributing to the Funding Agent funds on deposit in the Series 2002-3 Excess Collection Account on such day in accordance with Section 3.5(b) in an amount not to exceed the amount of such funds on deposit on such day. Upon each Decrease, the Funding Agent shall indicate in its records such Decrease and the Series 2002-3 Invested Amount outstanding after giving effect to such Decrease.

          (b) On any Business Day, AFC-II shall have the right to deliver an irrevocable written notice (an "OPTIONAL TERMINATION NOTICE") to the Funding Agent in which AFC-II declares that the Commitment shall terminate on the date (the "OPTIONAL TERMINATION DATE") set forth in such notice (which date, in any event, shall be a Distribution Date not less than three Business Days from the date on which such notice is delivered).

          (c) From and after the Optional Termination Date, the Series 2002-3 Amortization Period shall commence for all purposes under this Supplement, the Base Indenture and the Related Documents.

          Section 2.6. INCREASES AND REDUCTIONS OF THE COMMITMENT; EXTENSIONS OF THE COMMITMENT. (a) AFC-II may from time to time request that the Swing-Line Purchaser agree to increase the Series 2002-3 Maximum Invested Amount. An increase in the Series 2002-3 Maximum Invested Amount shall be effective hereunder if (i) the CP Conduit Purchaser shall have agreed in writing in its sole discretion to such increase and (ii) the APA Bank shall have agreed in writing in its sole discretion to increase the Commitment Amount by an amount equal to 102% of the increase in the Series 2002-3 Maximum Invested Amount.

          (b) If AFC-II desires to extend the Scheduled Commitment Termination Date, AFC-II shall notify the Funding Agent at least 60 days (or such shorter period agreed to by the Funding Agent) prior to such Scheduled Commitment Termination Date of its desire to extend the Scheduled Commitment Termination Date. The decision to extend or not extend shall be made by each of the CP Conduit Purchaser and the APA Bank in its sole discretion.

          (c) On any Business Day during the Series 2002-3 Revolving Period, AFC-II may, upon two (2) Business Days' prior written notice to the Funding Agent (effective upon receipt) reduce the Series 2002-3 Maximum Invested Amount in an amount equal to $1,000,000 or a whole multiple of $100,000 in excess thereof; PROVIDED that no such termination or reduction shall be permitted if, after giving effect thereto, the Series 2002-3 Invested Amount would exceed the Series 2002-3 Maximum Invested Amount then in effect.

          Section 2.7. INTEREST; FEES. (a) Interest shall be payable on the Series 2002-3 Note on each Distribution Date pursuant to Section 3.3.

          (b) AFC-II shall pay with funds available pursuant to Section 3.3(a) to the Funding Agent for the account of the Swing-Line Purchaser, on each Distribution Date, a commitment fee with respect to the Series 2002-3 Interest Period ending on the day preceding such Distribution Date (the "COMMITMENT FEE") during the Commitment Period at the Commitment Fee Rate of the average daily Commitment Amount during such Series 2002-3 Interest Period less the average daily Series 2002-3 Invested Amount during such Series 2002-3 Interest Period. The Commitment Fee shall be payable monthly in arrears on each Distribution Date.

          (c) Calculations of per annum rates under this Supplement shall be made on the basis of a 365-/366-day year. Calculations of the Commitment Fee shall be made on the basis of a 360-day year.

          Section 2.8. INDEMNIFICATION BY AFC-II. AFC-II agrees to indemnify and hold harmless the Trustee, the CP Conduit Purchaser, the Funding Agent and the APA Bank and each of their respective officers, directors, agents and employees (each, a "COMPANY INDEMNIFIED PERSON") from and against any loss, liability, expense, damage or injury suffered or sustained by (a "CLAIM") such Company indemnified person by reason of (i) any acts, omissions or alleged acts or omissions arising out of, or relating to, activities of AFC-II pursuant to the Indenture or the other Related Documents to which it is a party, (ii) a breach of any representation or warranty made or deemed made by AFC-II (or any of its officers) in the Indenture or other Related Document or (iii) a failure by AFC-II to comply with any applicable law or regulation or to perform its covenants, agreements, duties or obligations required to be performed or observed by it in accordance with the provisions of the Indenture or the other Related Documents, including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other reasonable costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, except to the extent such loss, liability, expense, damage or injury resulted from the gross negligence, bad faith or wilful misconduct of such Company indemnified person or its officers, directors, agents, principals, employees or employers or includes any Excluded Taxes; PROVIDED that any payments made by AFC-II pursuant to this Section 2.8 shall be made solely from funds available pursuant to Section 3.3(c), shall be non-recourse other than with respect to such funds, and shall not constitute a claim against AFC-II to the extent that such funds are insufficient to make such payment.

          Section 2.9. FUNDING AGENTS. (a) The Funding Agent is hereby authorized to record on each Business Day the CP Funded Amount and the aggregate amount of Discount accruing with respect thereto on such Business Day and the APA Bank Funded Amount and the amount of interest accruing with respect thereto on such Business Day and, based on such recordations, to determine the Monthly Funding Costs with respect to each Series 2002-3 Interest Period. Any such recordation by the Funding Agent, absent manifest error, shall constitute prima facie evidence of the accuracy of the information so recorded.

          (b) Upon receipt of funds from the Paying Agent on each Distribution Date and the date of any Decrease, the Funding Agent shall pay such funds to the CP Conduit

Purchaser and/or the APA Bank owed such funds in accordance with the recordations maintained by it in accordance with Section 2.9(a) and the Asset Purchase Agreement. If the Funding Agent shall have paid to the CP Conduit Purchaser or the APA Bank any funds that (i) must be returned for any reason (including bankruptcy) or (ii) exceeds that which the CP Conduit Purchaser or the APA Bank was entitled to receive, such amount shall be promptly repaid to the Funding Agent by the CP Conduit Purchaser or the APA Bank.

                                   ARTICLE III

                            SERIES 2002-3 ALLOCATIONS

          With respect to the Series 2002-3 Notes, the following shall apply:

          Section 3.1. ESTABLISHMENT OF SERIES 2002-3 COLLECTION ACCOUNT, SERIES 2002-3 EXCESS COLLECTION ACCOUNT AND SERIES 2002-3 ACCRUED INTEREST ACCOUNT. (a) All Collections allocable to the Series 2002-3 Notes shall be allocated to the Collection Account.

          (b) The Trustee will create three administrative subaccounts within the Collection Account for the benefit of the Series 2002-3 Noteholders: the Series 2002-3 Collection Account (such sub-account, the "SERIES 2002-3 COLLECTION ACCOUNT"), the Series 2002-3 Excess Collection Account (such sub-account, the "SERIES 2002-3 EXCESS COLLECTION ACCOUNT") and the Series 2002-3 Accrued Interest Account (such sub-account, the "SERIES 2002-3 ACCRUED INTEREST ACCOUNT").

          Section 3.2. ALLOCATIONS WITH RESPECT TO THE SERIES 2002-3 NOTES. The net proceeds from the initial sale of the Series 2002-3 Notes and any Increase shall be deposited into the Collection Account. On each Business Day on which Collections are deposited into the Collection Account (each such date, a "SERIES 2002-3 DEPOSIT DATE"), the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate all amounts deposited into the Collection Account in accordance with the provisions of this Section 3.2:

          (a) ALLOCATIONS OF COLLECTIONS DURING THE SERIES 2002-3 REVOLVING PERIOD. During the Series 2002-3 Revolving Period, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate on each day, prior to 11:00 a.m. (New York City time) on each Series 2002-3 Deposit Date, all amounts deposited into the Collection Account as set forth below:

                 (i) allocate to the Series 2002-3 Collection Account an amount equal to the Series 2002-3 Invested Percentage (as of such day) of the aggregate amount of the Interest Collections on such day. All such amounts allocated to the Series 2002-3 Collection Account shall be further allocated to the Series 2002-3 Accrued Interest Account; and

                 (ii) allocate to the Series 2002-3 Excess Collection Account the sum of (A) the Series 2002-3 Invested Percentage (as of such day) of the aggregate amount of Principal Collections on such day (for any such day, the "SERIES 2002-3 PRINCIPAL ALLOCATION") and (B) the proceeds from the initial issuance of the Series 2002-3 Notes and from any Increase.

          (b) ALLOCATIONS OF COLLECTIONS DURING THE SERIES 2002-3 AMORTIZATION PERIOD. With respect to the Series 2002-3 Amortization Period, other than after the occurrence of an Event of Bankruptcy with respect to ARAC, any other Lessee or AGH, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate, prior to 11:00 a.m. (New York City time) on any Series 2002-3 Deposit Date, all amounts deposited into the Collection Account as set forth below:

                 (i) allocate to the Series 2002-3 Collection Account an amount determined as set forth in Section 3.2(a)(i) above for such day, which amount shall be further allocated to the Series 2002-3 Accrued Interest Account; and

                 (ii) allocate to the Series 2002-3 Collection Account an amount equal to the Series 2002-3 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Series 2002-3 Notes, ratably, without preference or priority of any kind, until the Series 2002-3 Invested Amount is paid in full; PROVIDED that if on any Determination Date (A) the Administrator determines that the amount anticipated to be available from Interest Collections allocable to the Series 2002-3 Notes and other amounts available pursuant to Section 3.3 to pay Series 2002-3 Monthly Interest and the Commitment Fee on the next succeeding Distribution Date will be less than the Series 2002-3 Monthly Interest and the Commitment Fee for the Series 2002-3 Interest Period ending on the day preceding such Distribution Date and (B) the Series 2002-3 Enhancement Amount is greater than zero, then the Administrator shall direct the Trustee in writing to reallocate a portion of the Principal Collections allocated to the Series 2002-3 Notes during the Related Month equal to the lesser of such insufficiency and the Series 2002-3 Enhancement Amount to the Series 2002-3 Accrued Interest Account to be treated as Interest Collections on such Distribution Date.

          (c) ALLOCATIONS OF COLLECTIONS AFTER THE OCCURRENCE OF AN EVENT OF BANKRUPTCY. After the occurrence of an Event of Bankruptcy with respect to ARAC, any other Lessee or AGH, the Administrator will direct the Trustee in writing pursuant to the Administration Agreement to allocate, prior to 11:00 a.m. (New York City time) on any Series 2002-3 Deposit Date, all amounts deposited into the Collection Account as set forth below:

                 (i) allocate to the Series 2002-3 Collection Account an amount equal to the sum of (A) the Series 2002-3 AESOP I Operating Lease Vehicle Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Interest Collections made under the AESOP I Operating Lease Loan Agreement, (B) the Series 2002-3 Special VFN Collection Allocation Percentage of the aggregate amount of Interest Collections made under the AESOP I Finance Lease Loan Agreement and (C) the Series 2002-3 Special VFN Collection Allocation Percentage of the aggregate amount of Interest Collections made under the AESOP II Loan Agreement. All such amounts allocated to the Series 2002-3 Collection Account shall be further allocated to the Series 2002-3 Accrued Interest Account;

                 (ii) allocate to the Series 2002-3 Collection Account an amount equal to the sum of (A) the Series 2002-3 AESOP I Operating Lease Vehicle Percentage as of the date of the occurrence of such Event of Bankruptcy of the aggregate amount of Principal Collections made under the AESOP I Operating Lease Loan Agreement, (B) the Series 2002-3 Special VFN Collection Allocation Percentage of the aggregate amount of Principal Collections made under the AESOP I Finance Lease Loan Agreement and (C) the Series 2002-3 Special VFN Collection Allocation Percentage of the aggregate amount of Principal Collections made under the AESOP II Loan Agreement, which amount shall be used to make principal payments in respect of the Series 2002-3 Notes until the Series 2002-3 Notes have been paid in full; PROVIDED that if on any Determination Date (A) the Administrator determines that the amount anticipated to be available from Interest Collections allocable to the Series 2002-3 Notes and other amounts available pursuant to
          Section 3.3 to pay Series 2002-3 Monthly Interest and the Commitment Fee on the next succeeding Distribution Date will be less than the Series 2002-3 Monthly Interest and the Commitment Fee for the Series 2002-3 Interest Period ending on the day preceding such Distribution Date and (B) the Series 2002-3 Enhancement Amount is greater than zero, then the Administrator shall direct the Trustee in writing to reallocate a portion of the Principal Collections allocated to the Series 2002-3 Notes during the Related Month equal to the lesser of such insufficiency and the Series 2002-3 Enhancement Amount to the Series 2002-3 Accrued Interest Account to be treated as Interest Collections on such Distribution Date.

          (d) ALLOCATIONS FROM OTHER SERIES. Amounts allocated to other Series of Notes that have been reallocated by AFC-II to the Series 2002-3 Notes (i) during the Series 2002-3 Revolving Period shall be allocated to the Series 2002-3 Excess Collection Account and applied in accordance with
     Section 3.2(e) and (ii) during the Series 2002-3 Amortization Period shall be allocated to the Series 2002-3 Collection Account and applied in accordance with Section 3.2(b) to make principal payments in respect of the Series 2002-3 Notes.

          (e) SERIES 2002-3 EXCESS COLLECTION ACCOUNT. Amounts allocated to the Series 2002-3 Excess Collection Account on any Series 2002-3 Deposit Date will be (i) first, at the written direction of the Administrator, used to make a Decrease in the Series 2002-3 Invested Amount in an amount equal to the excess, if any, of the amount allocated to the Series 2002-3 Excess Collection Account on such Series 2002-3 Deposit Date over the Increase Amount on such Series 2002-3 Deposit Date if such Series 2002-3 Deposit Date is an Increase Date, (ii) second, deposited in the Series 2002-3 Reserve Account in an amount up to the excess, if any, of the Series 2002-3 Required Reserve Account Amount for such date, after giving effect to any Increase or Decrease on such date, over the Series 2002-3 Available Reserve Account Amount for such date, (iii) third, released to AESOP Leasing in an amount equal to the product of (A) the Loan Agreement's Share with respect to the AESOP I Operating Lease Loan Agreement as of such date times (B) 100% minus the Loan Payment Allocation Percentage with respect to the AESOP I Operating Lease Loan Agreement as of such date times (C) the amount of any remaining funds and (iv) fourth, paid to AFC-II and used to make Loans under the

     Loan Agreements to the extent the Borrowers have requested Loans thereunder and Eligible Vehicles are available for financing thereunder; PROVIDED, in the case of clauses (iii) and (iv), that no AESOP I Operating Lease Vehicle Deficiency would result therefrom or exist immediately thereafter. Upon the occurrence of an Amortization Event, if the Series 2002-3 Invested Amount is greater than zero, funds on deposit in the Series 2002-3 Excess Collection Account will be withdrawn by the Trustee, deposited in the Series 2002-3 Collection Account and allocated as Principal Collections to reduce the Series 2002-3 Invested Amount on the immediately succeeding Distribution Date.

          (f) PAST DUE RENTAL PAYMENTS. Notwithstanding Section 3.2(a), if after the occurrence of a Series 2002-3 Lease Payment Deficit, the Lessees shall make payments of Monthly Base Rent or other amounts payable by the Lessees under the Leases on or prior to the fifth Business Day after the occurrence of such Series 2002-3 Lease Payment Deficit (a "PAST DUE RENT PAYMENT"), the Administrator shall direct the Trustee in writing pursuant to the Administration Agreement to allocate to the Series 2002-3 Collection Account an amount equal to the Series 2002-3 Invested Percentage as of the date of the occurrence of such Series 2002-3 Lease Payment Deficit of the Collections attributable to such Past Due Rent Payment (the "SERIES 2002-3 PAST DUE RENT PAYMENT"). The Administrator shall instruct the Trustee in writing pursuant to the Administration Agreement to withdraw from the Series 2002-3 Collection Account and apply the Series 2002-3 Past Due Rent Payment in the following order:

                 (i) if the occurrence of such Series 2002-3 Lease Payment Deficit resulted in a withdrawal being made from the Series 2002-3 Reserve Account pursuant to Section 3.3(b), deposit in the Series 2002-3 Reserve Account an amount equal to the lesser of (x) the amount of the Series 2002-3 Past Due Rent Payment and (y) the excess, if any, of the Series 2002-3 Required Reserve Account Amount over the Series 2002-3 Available Reserve Account Amount on such day;

                 (ii) allocate to the Series 2002-3 Accrued Interest Account the amount, if any, by which the Series 2002-3 Lease Interest Payment Deficit, if any, relating to such Series 2002-3 Lease Payment Deficit exceeds the amount of the Series 2002-3 Past Due Rent Payment applied pursuant to clause (i) above; and

                 (iii) treat the remaining amount of the Series 2002-3 Past Due Rent Payment as Principal Collections allocated to the Series 2002-3 Notes in accordance with Section 3.2(a)(ii) or 3.2(b)(ii), as the case may be.

          Section 3.3. PAYMENTS TO NOTEHOLDERS. On each Determination Date, the Funding Agent shall provide written notice to the Administrator of the Monthly Funding Costs for the current Series 2002-3 Interest Period, and the Administrator shall determine the Series 2002-3 Note Rate for the current Series 2002-3 Interest Period. For the purposes of determining the Monthly Funding Costs for each Series 2002-3 Interest Period (other than the final Series 2002-3 Interest Period the), Funding Agent may make a reasonable estimation of the components of Monthly Funding Costs to accrue during the portion of such Series 2002-3 Interest Period succeeding such Determination Date. If the actual amount of Monthly Funding Costs are less than or greater than the amount thereof estimated by the Funding Agent on a Determination Date, the Funding Agent shall reduce or increase the Monthly Funding Costs for the next succeeding Series 2002-3 Interest Period accordingly. The Funding Agent shall determine the Monthly Funding Costs for the Series 2002-3 Interest Period immediately preceding the Series 2002-3 Termination Date on the Determination Date immediately preceding the last day of such Series 2002-3 Interest Period. If the Funding Agent determines that the Monthly Funding Costs for the last Series 2002-3 Interest Period will be more or less than the amount thereof provided to the Administrator, the Funding Agent shall inform the Administrator of such variance prior to the Distribution Date for such Series 2002-3 Interest Period. On each Determination Date, as provided below, the Administrator shall instruct the Paying Agent in writing pursuant to the Administration Agreement to withdraw, and on the following Distribution Date, the Paying Agent, acting in accordance with such instructions, shall withdraw the amounts required to be withdrawn from the Collection Account pursuant to Sections 3.3(a) below in respect of all funds available from Interest Collections processed since the preceding Distribution Date and allocated to the holders of the Series 2002-3 Notes.

          (a) NOTE INTEREST WITH RESPECT TO THE SERIES 2002-3 NOTES. On each Determination Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement as to the amount to be withdrawn and paid pursuant to Section 3.4 from the Series 2002-3 Accrued Interest Account to the extent funds are anticipated to be available from Interest Collections allocable to the Series 2002-3 Notes processed from, but not including, the preceding Distribution Date through the succeeding Distribution Date in respect of (x) first, an amount equal to the Series 2002-3 Monthly Interest for the Series 2002-3 Interest Period ending on the day preceding the related Distribution Date, (y) second, an amount equal to the Commitment Fee for the Series 2002-3 Interest Period ending on the day preceding the related Distribution Date and (z) third, an amount equal to the amount of any unpaid Series 2002-3 Shortfall as of the preceding Distribution Date (together with any accrued interest on such Series 2002-3 Shortfall). On the following Distribution Date, the Trustee shall withdraw the amounts described in the first sentence of this Section 3.3(a) from the Series 2002-3 Accrued Interest Account and deposit such amounts in the Series 2002-3 Distribution Account.

          (b) WITHDRAWALS FROM SERIES 2002-3 RESERVE ACCOUNT. If the Administrator determines on any Distribution Date that the amounts available from the Series 2002-3 Accrued Interest Account are insufficient to pay the sum of the amounts described in clauses (x), (y) and (z) of
     Section 3.3(a) above on such Distribution Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2002-3 Reserve Account and deposit in the Series 2002-3 Distribution Account on such Distribution Date an amount equal to the lesser of the Series 2002-3 Available Reserve Account Amount and such insufficiency. The Trustee shall withdraw such amount from the Series 2002-3 Reserve Account and deposit such amount in the Series 2002-3 Distribution Account.

          (c) BALANCE. On or prior to the second Business Day preceding each Distribution Date, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement to pay the balance (after making the payments required in Section 3.3(a)), if any, of the amounts available from the Series 2002-3 Accrued Interest Account as follows:

                 (i) on each Distribution Date during the Series 2002-3 Revolving Period, (1) first, to the Administrator, an amount equal to the Series 2002-3 Percentage as of the beginning of such Series 2002-3 Interest Period of the portion of the Monthly Administration Fee payable by AFC-II (as specified in clause (iii) of the definition thereof) for such Series 2002-3 Interest Period, (2) second, to the Trustee, an amount equal to the Series 2002-3 Percentage as of the beginning of such Series 2002-3 Interest Period of the Trustee's fees for such Series 2002-3 Interest Period, (3) third, to the Series 2002-3 Distribution Account to pay any Article VI Costs, (4) fourth, to pay any Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, an amount equal to the Series 2002-3 Percentage as of the beginning of such Series 2002-3 Interest Period of such Carrying Charges (other than Carrying Charges provided for above) for such Series 2002-3 Interest Period and
          (5) fifth, the balance, if any ("EXCESS COLLECTIONS"), shall be withdrawn by the Paying Agent from the Series 2002-3 Collection Account and deposited in the Series 2002-3 Excess Collection Account; and

                 (ii) on each Distribution Date during the Series 2002-3 Amortization Period, (1) first, to the Trustee, an amount equal to the Series 2002-3 Percentage as of the beginning of such Series 2002-3 Interest Period of the Trustee's fees for such Series 2002-3 Interest Period, (2) second, to the Administrator, an amount equal to the Series 2002-3 Percentage as of the beginning of such Series 2002-3 Interest Period of the portion of the Monthly Administration Fee (as specified in clause (iii) of the definition thereof) payable by AFC-II for such Series 2002-3 Interest Period, (3) third, to the Series 2002-3 Distribution Account to pay any Article VI Costs, (4) fourth, to pay any Carrying Charges (other than Carrying Charges provided for above) to the Persons to whom such amounts are owed, an amount equal to the Series 2002-3 Percentage as of the beginning of such Series 2002-3 Interest Period of such Carrying Charges (other than Carrying Charges provided for above) for such Series 2002-3 Interest Period and
          (5) fifth, the balance, if any, shall be treated as Principal Collections.

          (d) SHORTFALLS. If the amounts described in Section 3.3 are insufficient to pay the Series 2002-3 Monthly Interest and the Commitment Fee on any Distribution Date, such deficiency shall be referred to as the "SERIES 2002-3 SHORTFALL" and interest shall accrue on the Series 2002-3 Shortfall at the Alternate Base Rate plus 2% per annum.

          Section 3.4. PAYMENT OF NOTE INTEREST AND COMMITMENT FEE. On each Distribution Date, subject to Section 9.8 of the Base Indenture, the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the Funding Agent from the Series 2002-3 Distribution Account the amounts deposited in the Series 2002-3 Distribution Account pursuant to Section 3.3.

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          Section 3.5. PAYMENT OF NOTE PRINCIPAL. (a) MONTHLY PAYMENTS DURING
SERIES 2002-3 AMORTIZATION PERIOD. Commencing on the first Determination Date after the commencement of the Series 2002-3 Amortization Period, the Administrator shall instruct the Trustee and the Paying Agent in writing pursuant to the Administration Agreement and in accordance with this Section 3.5 as to (i) the amount allocated to the Series 2002-3 Notes during the Related Month pursuant to Section 3.2(b)(ii) or (c)(ii), as the case may be or (ii) any amounts to be withdrawn from the Series 2002-3 Reserve Account and deposited into the Series 2002-3 Distribution Account. On the Distribution Date following each such Determination Date, the Trustee shall withdraw the amount allocated to the Series 2002-3 Notes during the Related Month pursuant to Section 3.2(b)(ii) or (c)(ii), as the case may be, from the Series 2002-3 Collection Account and deposit such amount in the Series 2002-3 Distribution Account, to be paid to the holders of the Series 2002-3 Notes.

          (b) DECREASES. On any Business Day during the Series 2002-3 Revolving Period on which a Decrease is to be made pursuant to Section 2.5, the Trustee shall withdraw from the Series 2002-3 Excess Collection Account in accordance with the written instructions of the Administrator an amount equal to the lesser of (i) the funds then allocated to the Series 2002-3 Excess Collection Account and (ii) the amount of such Decrease, and deposit such amount in the Series 2002-3 Distribution Account, to be paid to the Funding Agent.

          (c) SERIES 2002-3 TERMINATION DATE. The entire Series 2002-3 Invested Amount shall be due and payable on the Series 2002-3 Termination Date. If, after giving effect to the deposit into the Series 2002-3 Distribution Account of the amount to be deposited in accordance with
     Section 3.5(a) on the Series 2002-3 Termination Date, the amount to be deposited in the Series 2002-3 Distribution Account with respect to the Series 2002-3 Termination Date is or will be less than the Series 2002-3 Invested Amount, then, prior to 12:00 noon (New York City time) on the second Business Day prior to the Series 2002-3 Termination Date, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2002-3 Reserve Account, an amount equal to the lesser of the Series 2002-3 Available Reserve Account Amount and such insufficiency and deposit it in the Series 2002-3 Distribution Account on the Series 2002-3 Termination Date.

          (d) PRINCIPAL DEFICIT AMOUNT. Prior to 12:00 noon (New York City time) on the second Business Day prior to any Distribution Date on which the Principal Deficit Amount is greater than zero, the Administrator shall instruct the Trustee in writing to withdraw from the Series 2002-3 Reserve Account and deposit into the Series 2002-3 Distribution Account, an amount equal to the lesser of (x) the Series 2002-3 Available Reserve Account Amount and (y) the amount of the Principal Deficit Amount on such Distribution Date.

          (e) DISTRIBUTION. On each Distribution Date occurring on or after the date a withdrawal is made from the Series 2002-3 Collection Account pursuant to Section 3.5(a) or (b) or amounts are deposited in the Series 2002-3 Distribution Account pursuant to Section 3.5(c) and/or (d), the Paying Agent shall, in accordance with Section 6.1 of the Base Indenture, pay to the Funding Agent from the Series 2002-3 Distribution Account the amount deposited therein pursuant to Section 3.5(a), (b), (c), and/or (d).

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          Section 3.6. ADMINISTRATOR'S FAILURE TO INSTRUCT THE TRUSTEE TO MAKE A
DEPOSIT OR PAYMENT. If the Administrator fails to give notice or instructions to make any payment from or deposit into the Collection Account required to be given by the Administrator, at the time specified in the Administration
Agreement or any other Related Document (including applicable grace periods), the Trustee shall make such payment or deposit into or from the Collection Account without such notice or instruction from the Administrator, PROVIDED that the Administrator, upon request of the Trustee, promptly provides the Trustee with all information necessary to allow the Trustee to make such a payment or deposit. When any payment or deposit hereunder or under any other Related Document is required to be made by the Trustee or the Paying Agent at or prior to a specified time, the Administrator shall deliver any applicable written instructions with respect thereto reasonably in advance of such specified time.

          Section 3.7. SERIES 2002-3 RESERVE ACCOUNT. (a) ESTABLISHMENT OF SERIES 2002-3 RESERVE ACCOUNT. AFC-II shall establish and maintain in the name of the Series 2002-3 Agent for the benefit of the Series 2002-3 Noteholders, or cause to be established and maintained, an account (the "SERIES 2002-3 RESERVE ACCOUNT"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2002-3 Noteholders. The Series 2002-3 Reserve Account shall be maintained (i) with a Qualified Institution, or
(ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2002-3 Reserve Account; PROVIDED that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below BBB- by S&P or Baa2 by Moody's, then AFC-II shall, within 30 days of such reduction, establish a new Series 2002-3 Reserve Account with a new Qualified Institution. If the Series 2002-3 Reserve Account is not maintained in accordance with the previous sentence, AFC-II shall establish a new Series 2002-3 Reserve Account, within ten
(10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Series 2002-3 Agent in writing to transfer all cash and investments from the non-qualifying Series 2002-3 Reserve Account into the new Series 2002-3 Reserve Account. Initially, the Series 2002-3 Reserve Account will be established with The Bank of New York.

          (b) ADMINISTRATION OF THE SERIES 2002-3 RESERVE ACCOUNT. The Administrator may instruct the institution maintaining the Series 2002-3 Reserve Account to invest funds on deposit in the Series 2002-3 Reserve Account from time to time in Permitted Investments; PROVIDED, HOWEVER, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2002-3 Reserve Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 2002-3 Reserve Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Trustee; (ii) United States security entitlements or security entitlements shall be controlled (as defined in Section 8-106 of the New York UCC) by the Trustee pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Trustee by causing the Trustee to become the registered holder of such securities.

          (c) EARNINGS FROM SERIES 2002-3 RESERVE ACCOUNT. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2002-3 Reserve Account shall be deemed to be on deposit therein and available for distribution.

          (d) SERIES 2002-3 RESERVE ACCOUNT CONSTITUTES ADDITIONAL COLLATERAL FOR SERIES 2002-3 NOTES. In order to secure and provide for the repayment and payment of the AFC-II Obligations with respect to the Series 2002-3 Notes, AFC-II hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Series 2002-3 Agent, for the benefit of the Series 2002-3 Noteholders, all of AFC-II's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2002-3 Reserve Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2002-3 Reserve Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2002-3 Reserve Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2002-3 Reserve Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the "SERIES 2002-3 RESERVE ACCOUNT COLLATERAL"). The Series 2002-3 Agent shall possess all right, title and interest in and to all funds on deposit from time to time in the Series 2002-3 Reserve Account and in all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2002-3 Reserve Account. The Series 2002-3 Reserve Account Collateral shall be under the sole dominion and control of the Series 2002-3 Agent for the benefit of the Series 2002-3 Noteholders. The Series 2002-3 Agent hereby agrees (i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2002-3 Reserve Account; (ii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2002-3 Reserve Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York
UCC) and (iii) to comply with any entitlement order (as defined in Section 8-102(a)(8) of the New York UCC) issued by the Trustee.

          (e) SERIES 2002-3 RESERVE ACCOUNT SURPLUS. In the event that the Series 2002-3 Reserve Account Surplus on any Distribution Date, after giving effect to all withdrawals from the Series 2002-3 Reserve Account, is greater than zero, the Trustee, acting in accordance with the written instructions of the Administrator pursuant to the Administration Agreement, shall withdraw from the Series 2002-3 Reserve Account an amount equal to the Series 2002-3 Reserve Account Surplus and shall pay such amount to AFC-II.

          (f) TERMINATION OF SERIES 2002-3 RESERVE ACCOUNT. Upon the termination of the Indenture pursuant to Section 11.1 of the Base Indenture, the Trustee, acting in accordance with the written instructions of the Administrator, after the prior payment of all amounts owing to the Series 2002-3 Noteholders and payable from the Series 2002-3 Reserve Account as provided herein, shall withdraw from the Series 2002-3 Reserve Account all amounts on deposit therein for payment to AFC-II.

          Section 3.8. SERIES 2002-3 DISTRIBUTION ACCOUNT. (a) ESTABLISHMENT OF SERIES 2002-3 DISTRIBUTION ACCOUNT. The Trustee shall establish and maintain in the name of the Series 2002-3 Agent for the benefit of the Series 2002-3 Noteholders, or cause to be established and maintained, an account (the "SERIES 2002-3 DISTRIBUTION Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2002-3 Noteholders. The Series 2002-3 Distribution Account shall be maintained (i) with a Qualified Institution, or (ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Series 2002-3 Distribution Account; PROVIDED that, if at any time such Qualified Institution is no longer a Qualified Institution or the credit rating of any securities issued by such depositary institution or trust company shall be reduced to below BBB- by S&P or Baa3 by Moody's, then AFC-II shall, within 30 days of such reduction, establish a new Series 2002-3 Distribution Account with a new Qualified Institution. If the Series 2002-3 Distribution Account is not maintained in accordance with the previous sentence, AFC-II shall establish a new Series 2002-3 Distribution Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and shall instruct the Series 2002-3 Agent in writing to transfer all cash and investments from the non-qualifying Series 2002-3 Distribution Account into the new Series 2002-3 Distribution Account. Initially, the Series 2002-3 Distribution Account will be established with The Bank of New York.

          (b) ADMINISTRATION OF THE SERIES 2002-3 DISTRIBUTION ACCOUNT. The Administrator may instruct the institution maintaining the Series 2002-3 Distribution Account to invest funds on deposit in the Series 2002-3 Distribution Account from time to time in Permitted Investments; PROVIDED, HOWEVER, that any such investment shall mature not later than the Business Day prior to the Distribution Date following the date on which such funds were received, unless any Permitted Investment held in the Series 2002-3 Distribution Account is held with the Paying Agent, then such investment may mature on such Distribution Date and such funds shall be available for withdrawal on or prior to such Distribution Date. All such Permitted Investments will be credited to the Series 2002-3 Distribution Account and any such Permitted Investments that constitute (i) physical property (and that is not either a United States security entitlement or a security entitlement) shall be physically delivered to the Trustee; (ii) United States security entitlements or security entitlements shall be controlled (as defined in Section 8-106 of the New York UCC) by the Trustee pending maturity or disposition, and (iii) uncertificated securities (and not United States security entitlements) shall be delivered to the Trustee by causing the Trustee to become the registered holder of such securities.

          (c) EARNINGS FROM SERIES 2002-3 DISTRIBUTION ACCOUNT. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2002-3 Distribution Account shall be deemed to be on deposit and available for distribution.

          (d) SERIES 2002-3 DISTRIBUTION ACCOUNT CONSTITUTES ADDITIONAL COLLATERAL FOR SERIES 2002-3 NOTES. In order to secure and provide for the repayment and payment of the AFC-II Obligations with respect to the Series 2002-3 Notes, AFC-II hereby grants a security interest in and assigns, pledges, grants, transfers and sets over to the Series 2002-3 Agent, for the benefit of the Series 2002-3 Noteholders, all of AFC-II's right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2002-3 Distribution Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time;

(iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2002-3 Distribution Account or the funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2002-3 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2002-3 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the "SERIES 2002-3 DISTRIBUTION ACCOUNT COLLATERAL"). The Series 2002-3 Agent shall possess all right, title and interest in all funds on deposit from time to time in the Series 2002-3 Distribution Account and in and to all proceeds thereof, and shall be the only person authorized to originate entitlement orders in respect of the Series 2002-3 Distribution Account. The Series 2002-3 Distribution Account Collateral shall be under the sole dominion and control of the Series 2002-3 Agent for the benefit of the Series 2002-3 Noteholders. The Series 2002-3 Agent hereby agrees
(i) to act as the securities intermediary (as defined in Section 8-102(a)(14) of the New York UCC) with respect to the Series 2002-3 Distribution Account; (ii) that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Series 2002-3 Distribution Account shall be treated as a financial asset (as defined in Section 8-102(a)(9) of the New York UCC) and (iii) to comply with any entitlement order (as defined in
Section 8-102(a)(8) of the New York UCC) issued by the Trustee.

                                   ARTICLE IV

                               AMORTIZATION EVENTS

          In addition to the Amortization Events set forth in Section 9.1 of the Base Indenture, any of the following shall be an Amortization Event with respect to the Series 2002-3 Notes and collectively shall constitute the Amortization Events set forth in Section 9.1(n) of the Base Indenture with respect to the Series 2002-3 Notes (without notice or other action on the part of the Trustee or the Series 2002-3 Noteholder) and shall not be subject to waiver:

          (a) a Series 2002-3 Enhancement Deficiency shall occur and continue for at least two (2) Business Days; PROVIDED, HOWEVER, that such event or condition shall not be an Amortization Event if during such two (2) Business Day period such Series 2002-3 Enhancement Deficiency shall have been cured in accordance with the terms and conditions of the Indenture and the Related Documents;

          (b) the Series 2002-3 Available Reserve Account Amount shall be less than the Series 2002-3 Required Reserve Account Amount for at least two (2) Business Days; PROVIDED, HOWEVER, that such event or condition shall not be an Amortization Event if during such two (2) Business Day period such insufficiency shall have been cured in accordance with the terms and conditions of the Indenture and the Related Documents;

          (c) an AESOP I Operating Lease Vehicle Deficiency shall occur and continue for at least two (2) Business Days;

          (d) the Collection Account, the Series 2002-3 Collection Account, the Series 2002-3 Excess Collection Account or the Series 2002-3 Reserve Account shall be subject to an injunction, estoppel or other stay or a Lien (other than Liens permitted under the Related Documents);

          (e) during the Series 2002-3 Revolving Period, (i) the portion of Series 2002-3 Invested Amount constituting the Series 2002-3 Initial Invested Amount is not reduced to zero on the fifth Business Day following the Swing-Line Initial Funding Date or (ii) any portion of the Series 2002-3 Invested Amount resulting from an Increase on an Increase Date is not reduced to zero on the fifth Business Day following such Increase Date;

          (f) all principal of and interest on the Series 2002-3 Notes is not paid on the Series 2002-3 Expected Final Distribution Date;

          (g) the occurrence of an Amortization Event with respect to the Series 2002-2 Supplement;

          (h) the occurrence of an Event of Bankruptcy with respect to Cendant; and

          (i) at any time when the AESOP I Finance Lease Loan Agreement Borrowing Base is greater than zero, an "event of default" shall have occurred and be continuing under the Amended and Restated Credit Agreement, dated as of October 5, 2001, among Cendant, the lenders referred to therein, JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), The Bank of Nova Scotia, Credit Lyonnais, New York Branch, Citibank, N.A., Bank of America, N.A. and J.P. Morgan Securities Inc. (the "Cendant Credit Agreement") as a result of the breach of Sections 2.8(a), 2.8(b), 6.7 or
     6.8 thereof, without giving effect to any amendment to such agreement or any waiver of any such event of default in each case on or subsequent to the date hereof not approved in an instrument in writing signed by the APA Bank and the CP Conduit Purchaser and provided that for purposes of this Supplement the "events of default" set forth in Section 7(c) of the Cendant Credit Agreement arising from the breach of Sections 6.7 or 6.8 thereof shall survive the termination of the Cendant Credit Agreement.

          In the case of any event described in clause (e) or (i) above, an Amortization Event shall have occurred with respect to the Series 2002-3 Notes only if either the Trustee or the Swing-Line Purchaser declares that an Amortization Event has occurred. In the case of an event described in (a), (b),
(c), (d), (f), (g), or (h), an Amortization Event with respect to the Series 2002-3 Notes shall have occurred without any notice or other action on the part of the Trustee or any Series 2002-3 Noteholders, immediately upon the occurrence of such event.

                                    ARTICLE V

                              CONDITIONS PRECEDENT

          Section 5.1. CONDITIONS PRECEDENT TO EFFECTIVENESS OF SUPPLEMENT. This Supplement shall become effective on the date (the "EFFECTIVE DATE") on which the following conditions precedent have been satisfied:

          (a) DOCUMENTS. The Funding Agent shall have received copies, each executed and delivered in form and substance satisfactory to it of (i) the Base Indenture, executed by a duly authorized officer of each of AFC-II and the Trustee, (ii) this Supplement, executed by a duly authorized officer of each of AFC-II, the Trustee, the Administrator and the Swing-Line Purchaser, (iii) each Lease, executed by a duly authorized officer of each of AGH, ARAC, as Lessee and Administrator and the Lessor party thereto,
     (iv) each Loan Agreement, executed by a duly authorized officer of each of AFC-II, the Lessor party thereto and the Permitted Nominees party thereto,
     (v) each Vehicle Title and Lienholder Nominee Agreement, executed by the duly authorized officer of each of the Permitted Nominee party thereto, ARAC, AGH, the Lessor party thereto and the Trustee and (vi) the Administration Agreement, executed by a duly authorized officer of each of AFC-II and the Administrator. All of the conditions to the effectiveness of the Series 2002-2 Supplement shall have been satisfied.

          (b) CORPORATE DOCUMENTS; PROCEEDINGS OF AFC-II, AESOP LEASING, AESOP LEASING II, ORIGINAL AESOP, ARAC AND AGH. The Funding Agent shall have received from AFC-II, the Administrator, AESOP Leasing, AESOP Leasing II, Original AESOP, ARAC and AGH true and complete copies of:

                 (i) to the extent applicable, the certificate of incorporation or certificate of formation, including all amendments thereto, of such Person, certified as of a recent date by the Secretary of State or other appropriate authority of the state of incorporation or organization, as the case may be, and a certificate of compliance, of status or of good standing, as and to the extent applicable, of each such Person as of a recent date, from the Secretary of State or other appropriate authority of such jurisdiction;

                 (ii) a certificate of the Secretary or an Assistant Secretary of such Person, dated as of a recent date and certifying (A) that attached thereto is a true and complete copy of the bylaws, limited liability company agreement or partnership agreement of such Person, as the case may be, as in effect on the Series 2002-3 Closing Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of the resolutions, in form and substance reasonably satisfactory to the Funding Agent, of the Board of Directors or Managers of such Person or committees thereof authorizing the execution, delivery and performance of this Supplement and the Related Documents to which it is a party and the transactions contemplated thereby, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect, (C) that the certificate of incorporation or certificate of formation of such Person has not been amended since the date of the last amendment thereto shown on the certificate of good standing (or its equivalent) furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer or authorized signatory executing this Supplement and the Related Documents or any other document delivered in connection herewith or therewith on behalf of such Person; and

                 (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above.

          (c) REPRESENTATIONS AND WARRANTIES. All representations and warranties of each of AFC-II, the Administrator, AESOP Leasing, AESOP Leasing II, Original AESOP, each of the Permitted Nominees, ARAC and AGH contained in each of the Related Documents shall be true and correct as of the Series 2002-3 Closing Date.

          (d) NO AMORTIZATION EVENT, POTENTIAL AMORTIZATION EVENT OR AESOP I OPERATING LEASE VEHICLE DEFICIENCY. No Amortization Event or Potential Amortization Event in respect of the Series 2002-3 Notes or any other Series of Notes shall exist and no AESOP I Operating Lease Vehicle Deficiency shall exist.

          (e) LIEN SEARCHES. The Funding Agent shall have received a written search report listing all effective financing statements that name AFC-II, AESOP Leasing, AESOP Leasing II, Original AESOP, each of the Permitted Nominees or ARAC as debtor or assignor and that are filed in the State of New York, the State of Delaware and in any other jurisdictions that the Funding Agent determines are necessary or appropriate, together with copies of such financing statements, and tax and judgment lien searches showing no such liens that are not permitted by the Base Indenture, this Supplement or the Related Documents.

          (f) LEGAL OPINIONS. The Funding Agent shall have received, with a counterpart addressed to the Trustee, the Funding Agent, the CP Conduit Purchaser and the APA Bank opinions of counsel required by Section 2.2(f) of the Base Indenture and opinions of counsel with respect to such other matters as may be reasonably requested by the Funding Agent, in form and substance reasonably acceptable to the addressees thereof and their counsel.

          (g) FEES AND EXPENSES. The Funding Agent shall have received payment of all fees, out-of-pocket expenses and other amounts due and payable to the Funding Agent on or before the Effective Date.

          (h) ESTABLISHMENT OF ACCOUNTS. The Funding Agent shall have received evidence reasonably satisfactory to it that the Series 2002-3 Collection Account, the Series 2002-3 Reserve Account and the Series 2002-3 Distribution Account shall have been established in accordance with the terms and provisions of the Indenture.

          (i) OPINION. The Funding Agent shall have received with a counterpart addressed to the CP Conduit Purchaser, the APA Bank and the Funding Agent an opinion of counsel to the Trustee as to the due authorization, execution and delivery by the Trustee of this Supplement and the due execution, authentication and delivery by the Trustee of the Series 2002-3 Notes.

          (j) PROCEDURES LETTER. The Funding Agent shall have received a letter from Deloitte and Touche, LLP, addressed to JPMorgan Chase and dated on or prior to the Effective Date, in form and substance satisfactory to the Funding Agent, concerning the statistical information with respect to the Vehicles subject to the Leases provided to the Funding Agent.

          (k) PROCEEDINGS. All corporate and other proceedings and all other documents and legal matters in connection with the transactions contemplated by the Related Documents shall be satisfactory in form and substance to the Funding Agent and its counsel.

          (l) UCC FILINGS. The Funding Agent shall have received (i) executed originals of any documents (including, without limitation, financing statements) required to be filed in each jurisdiction necessary to perfect the security interest of the Trustee in the Series 2002-3 Collateral and
     (ii) evidence reasonably satisfactory to it of each such filing and reasonably satisfactory evidence of the payment of any necessary fee or tax relating thereto.

                                   ARTICLE VI

                             CHANGE IN CIRCUMSTANCES

          Section 6.1. INCREASED COSTS. (a) If any Change in Law (except with respect to Taxes which shall be governed by Section 6.2) shall:

          (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by any Affected Party; or

          (ii) impose on any Affected Party any other condition affecting the Indenture or the Related Documents;

and the result of any of the foregoing shall be to reduce any amount received or receivable by such Affected Party hereunder or in connection herewith (whether principal, interest or otherwise), then AFC-II will pay to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional costs incurred or reduction suffered.

          (b) If any Affected Party determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Affected Party's capital or the capital of any corporation controlling such Affected Party as a consequence of its obligations hereunder to a level below that which such Affected Party or such corporation could have achieved but for such Change in Law (taking into consideration such Affected Party's or such corporation's policies with respect to capital adequacy), then from time to time, AFC-II shall pay to such Affected Party such additional amount or amounts as will compensate such Affected Party for any such reduction suffered.

          (c) A certificate of an Affected Party setting forth the amount or amounts necessary to compensate such Affected Party as specified in subsections
(a) and (b) of this Section 6.1 shall be delivered to AFC-II and shall be conclusive absent manifest error. The agreements in this Section shall survive the termination of this Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder.

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          (d)    Failure or delay on the part of an Affected Party to demand compensation pursuant to this Section 6.1 shall not constitute a waiver of such Affected Party's right to demand such compensation; PROVIDED that AFC-II shall not be required to compensate any Affected Party pursuant to this Section 6.1 for any increased costs or reductions incurred more than 270 days prior to the date that such Affected Party notifies AFC-II of the Change in Law giving rise to such increased costs or reductions and of such Affected Party's intention to claim compensation therefor; PROVIDED, FURTHER, that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

          Section 6.2. TAXES. (a) Any and all payments by or on account of any obligation of AFC-II hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; PROVIDED that if AFC-II shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) subject to Section 6.2(c) below, the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 6.2) the recipient receives an amount equal to the sum that it would have received had no such deductions been made, (ii) AFC-II shall make such deductions and (iii) AFC-II shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

          (b) In addition, AFC-II shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (c) AFC-II shall indemnify the CP Conduit Purchaser, the APA Bank, the Funding Agent and each Program Support Provider within the later of 10 days after written demand therefor and the Distribution Date next following such demand for the full amount of any Indemnified Taxes or Other Taxes paid by the CP Conduit Purchaser, the APA Bank, the Funding Agent or such Program Support Provider on or with respect to any payment by or on account of any obligation of AFC-II hereunder or under the Indenture (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this
Section 6.2) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; PROVIDED that no Person shall be indemnified pursuant to this Section 6.2(c) or entitled to receive additional amounts under the proviso of Section 6.2(a) to the extent that the reason for such indemnification results from the failure by such Person to comply with the provisions of Section 6.2(e) or (g). A certificate as to the amount of such payment or liability delivered to AFC-II by the CP Conduit Purchaser, the APA Bank, the Funding Agent or a Program Support Provider shall be conclusive absent manifest error. Any payments made by AFC-II pursuant to this Section 6.2 shall be made solely from funds available in the Series 2002-3 Distribution Account for the payment of Article VI Costs, shall be non-recourse other than with respect to such funds, and shall not constitute a claim against AFC-II to the extent that insufficient funds exist to make such payment. The agreements in this Section shall survive the termination of this Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder.

          (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by AFC-II to a Governmental Authority, AFC-II shall deliver to the CP Conduit

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Purchaser, the APA Bank, the Funding Agent and each applicable Program Support
Provider the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the CP Conduit Purchaser, the APA Bank, the Funding Agent and such Program Support Provider.

          (e) Any of the CP Conduit Purchaser, the APA Bank, the Funding Agent and any Program Support Provider if entitled to an exemption from or reduction of an Indemnified Tax or Other Tax with respect to payments made hereunder or under the Indenture shall (to the extent legally able to do so) deliver to AFC-II such properly completed and executed documentation prescribed by applicable law and reasonably requested by AFC-II on the later of (i) 30 Business Days after such request is made and the applicable forms are provided to such Person or (ii) 30 Business Days before prescribed by applicable law as will permit such payments to be made without withholding or with an exemption from or reduction of Indemnified Taxes or Other Taxes.

          (f) If any of the CP Conduit Purchaser, the APA Bank, the Funding Agent or any Program Support Provider receives a refund solely in respect of Indemnified Taxes or Other Taxes, it shall pay over such refund to AFC-II to the extent that it has already received indemnity payments or additional amounts pursuant to this Section 6.2 with respect to such Indemnified Taxes or Other Taxes giving rise to the refund, net of all out-of-pocket expenses and without interest (other than interest paid by the relevant Governmental Authority with respect to such refund); PROVIDED, HOWEVER, that AFC-II shall, upon request of the CP Conduit Purchaser, the APA Bank, the Funding Agent or any such Program Support Provider, repay such refund (plus interest or other charges imposed by the relevant Governmental Authority) to the CP Conduit Purchaser, the APA Bank, the Funding Agent or any such Program Support Provider if the CP Conduit Purchaser, the APA Bank, the Funding Agent or any such Program Support Provider is required to repay such refund to such Governmental Authority. Nothing contained herein shall require any of the CP Conduit Purchaser, the APA Bank, the Funding Agent or any Program Support Provider to make its tax returns (or any other information relating to its taxes which it deems confidential) available to AFC-II or any other Person.

          (g) The CP Conduit Purchaser, the APA Bank, the Funding Agent and each Program Support Provider (other than any such Person which is a domestic corporation) shall:

          (i)    upon or prior to becoming a party hereto, deliver to AFC-II two
     (2) duly completed copies of IRS Form W-8BEN, W-8ECI or W-9, or successor applicable forms, as the case may be, establishing a complete exemption from withholding of United States federal income taxes or backup withholding taxes with respect to payments under the Series 2002-3 Notes and this Supplement;

          (ii) deliver to AFC-II two (2) further copies of any such form or certification establishing a complete exemption from withholding of United States federal income taxes or backup withholding taxes with respect to payments under the Series 2002-3 Notes and this Supplement on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to AFC-II; and

          (iii) obtain such extensions of time for filing and completing such forms or certifications as may reasonably be requested by AFC-II;

unless, in any such case, any change in treaty, law or regulation has occurred after the Series 2002-3 Closing Date (or, if later, the date the CP Conduit Purchaser, the APA Bank, the Funding Agent or any Program Support Provider becomes an indemnified party hereunder) and prior to the date on which any such delivery would otherwise be required which renders the relevant form inapplicable or which would prevent the CP Conduit Purchaser, the APA Bank, the Funding Agent or any Program Support Provider from duly completing and delivering the relevant form with respect to it, and the CP Conduit Purchaser, the APA Bank, the Funding Agent or any Program Support Provider so advises AFC-II.

          (h) If a beneficial or equity owner of the CP Conduit Purchaser, the APA Bank, the Funding Agent and any Program Support Provider (instead of the CP Conduit Purchaser, the APA Bank, the Funding Agent and any such Program Support Provider itself) is required under United States federal income tax law or the terms of a relevant treaty to provide IRS Form W-8BEN, W-8ECI or W-9, or any successor applicable forms, as the case may be, in order to claim an exemption from withholding of United States federal income taxes or backup withholding taxes, then each such beneficial owner or equity owner shall be considered to be a CP Conduit Purchaser, the APA Bank, the Funding Agent or a Program Support Provider for purposes of Section 6.2 (g).

          Section 6.3. MITIGATION OBLIGATIONS. If any of the CP Conduit Purchaser, the APA Bank, the Funding Agent or any Program Support Provider requests compensation under Section 6.1, or if AFC-II is required to pay any additional amount to the CP Conduit Purchaser, the APA Bank, the Funding Agent or such Program Support Provider or any Governmental Authority for the account of the CP Conduit Purchaser, the APA Bank, the Funding Agent or any such Program Support Provider pursuant to Section 6.2, then, upon written notice from AFC-II, the CP Conduit Purchaser, the APA Bank, the Funding Agent or such Program Support Provider shall use commercially reasonable efforts to designate a different lending office for funding or booking its obligations hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, which pays a price for such assignment which is acceptable to the CP Conduit Purchaser, the APA Bank, the Funding Agent or any such Program Support Provider and its assignee, in the judgment of the CP Conduit Purchaser, the APA Bank, the Funding Agent or any such Program Support Provider, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 6.1 or 6.2, as the case may be, in the future and (ii) would not subject the CP Conduit Purchaser, the APA Bank, the Funding Agent or any such Program Support Provider to any unreimbursed cost or expense and would not otherwise be disadvantageous to the CP Conduit Purchaser, the APA Bank, the Funding Agent or any such Program Support Provider. AFC-II hereby agrees to pay all reasonable costs and expenses incurred by the CP Conduit Purchaser, the APA Bank, the Funding Agent or any such Program Support Provider in connection with any such designation or assignment.

          Section 6.4. BREAK FUNDING PAYMENTS. AFC-II agrees to indemnify each Swing-Line Purchaser and to hold each Swing-Line Purchaser harmless from any loss or expense which such Swing-Line Purchaser may sustain or incur as a consequence of (a) the failure by AFC-II to accept any Increase after AFC-II has given irrevocable notice requesting the same in accordance

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with the provisions of this Supplement or (b) default by AFC-II in making any prepayment in connection with a Decrease after AFC-II has given irrevocable notice thereof in accordance with the provisions of Section 2.5 or (c) the making of a Decrease on a date other than as specified in any notice of a Decrease or in a greater amount than contained in any notice of Decrease. Such indemnification shall include an amount determined by the Funding Agent and shall equal the losses and expenses incurred in connection with the liquidation or reemployment of deposits or other funds acquired as a result of the failure to accept an Increase, a default in the making of a Decrease or the making of a Decrease in an amount or on a date not contained in a notice of a Decrease. Notwithstanding the foregoing, any payments made by AFC-II pursuant to this subsection shall be made solely from funds available in the Series 2002-3 Distribution Account for the payment of Article VI Costs, shall be non-recourse other than with respect to such funds, and shall not constitute a claim against AFC-II to the extent that such funds are insufficient to make such payment. This covenant shall survive the termination of this Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by any Funding Agent on behalf of the CP Conduit Purchaser to AFC-II shall be conclusive absent manifest error.

                                   ARTICLE VII

                    REPRESENTATIONS AND WARRANTIES, COVENANTS

          Section 7.1. REPRESENTATIONS AND WARRANTIES OF AFC-II AND THE ADMINISTRATOR. (a) AFC-II and the Administrator each hereby represents and warrants to the Trustee, the Funding Agent, the APA Bank and the CP Conduit Purchaser that:

          (i) each and every of their respective representations and warranties contained in the Related Documents is true and correct as of the Series 2002-3 Closing Date and true and correct in all material respects as of the Swing-Line Initial Funding Date and as of the date of each Increase; and

          (ii) as of the Swing-Line Initial Funding Date, they have not engaged, in connection with the offering of the Series 2002-3 Notes, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

          (b) AFC-II hereby represents and warrants to the Trustee, the Funding Agent, the APA Bank and the CP Conduit Purchaser that the Series 2002-3
Note issued on the Series 2002-3 Closing Date has been duly authorized and executed by AFC-II and when duly authenticated by the Trustee and delivered to the CP Conduit Purchaser, the Funding Agent and the APA Banks in accordance with the terms of this Supplement will constitute legal, valid and binding obligations of AFC-II enforceable in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency, or other similar laws relating to or affecting generally the enforcement of creditors' rights or by general equitable principles.

          Section 7.2. COVENANTS OF AFC-II AND THE ADMINISTRATOR. AFC-II and the Administrator hereby agree, in addition to their obligations hereunder, that:

          (a) they shall observe in all material respects each and every of their respective covenants (both affirmative and negative) contained in the Base Indenture and all other Related Documents to which each is a party;

          (b) they shall afford the Funding Agent, the Trustee or any representatives of the Funding Agent or the Trustee access to all records relating to the Leases, the Vehicles, the Manufacturer Programs and the Loan Agreements at any reasonable time during regular business hours, upon reasonable prior notice (and with one Business Day's prior notice if an Amortization Event with respect to the Series 2002-3 Notes shall have been deemed to have occurred or shall have been declared to have occurred), for purposes of inspection and shall permit the Funding Agent, the Trustee or any representative of the Funding Agent or the Trustee to visit any of AFC-II's or the Administrator's, as the case may be, offices or properties during regular business hours and as often as may reasonably be desired to discuss the business, operations, properties, financial and other conditions of AFC-II or the Administrator with their respective officers and employees and with their independent certified public accountants;

          (c) they shall promptly provide such additional financial and other information with respect to the Related Documents, AFC-II, the Lessors, the Permitted Nominees, the Lessees, the Guarantor, the Related Documents or the Manufacturer Programs as the Funding Agent may from time to time reasonably request; and

          (d) they shall provide to the Funding Agent simultaneously with delivery to the Trustee copies of information furnished to the Trustee or AFC-II pursuant to the Related Documents as such information relates to all Series of Notes generally or specifically to the Series 2002-3 Notes or the Series 2002-3 Collateral.

                                  ARTICLE VIII

                                THE FUNDING AGENT

          Section 8.1. APPOINTMENT. The CP Conduit Purchaser and the APA Bank hereby irrevocably designates and appoints JPMorgan Chase as the agent of such Person under this Supplement and irrevocably authorizes the Funding Agent, in such capacity, to take such action on its behalf under the provisions of this Supplement and to exercise such powers and perform such duties as are expressly delegated to the Funding Agent by the terms of this Supplement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Supplement, the Funding Agent shall not have any duties or responsibilities except those expressly set forth herein, or any fiduciary relationship with the CP Conduit Purchaser or the APA Bank and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Supplement or otherwise exist against the Funding Agent.

          Section 8.2. DELEGATION OF DUTIES. The Funding Agent may execute any of its duties under this Supplement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Funding Agent shall not be responsible to the CP Conduit Purchaser or the APA Bank for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

          Section 8.3. EXCULPATORY PROVISIONS. The Funding Agent and any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall not be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Base Indenture, this Supplement or any other Related Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to the CP Conduit Purchaser and/or the APA Bank for any recitals, statements, representations or warranties made by AFC-II, the Lessors, the Lessees, the Guarantor, the Administrator, or any officer thereof contained in this Supplement or any other Related Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Funding Agent under or in connection with, this Supplement or any other Related Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Supplement, any other Related Document, or for any failure of any of AFC-II, the Lessors, the Lessees, the Guarantor, or the Administrator to perform its obligations hereunder or thereunder. The Funding Agent shall not be under any obligation to the CP Conduit Purchaser or the APA Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Supplement, any other Related Document or to inspect the properties, books or records of AFC-II, the Lessors, the Lessees, the Guarantor, or the Administrator.

          Section 8.4. RELIANCE BY THE FUNDING AGENT. The Funding Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to AFC-II or the Administrator), independent accountants and other experts selected by the Funding Agent. The Funding Agent shall be fully justified in failing or refusing to take any action under this Supplement or any other Related Document unless it shall first receive such advice or concurrence of the Swing-Line Purchaser, as it deems appropriate or it shall first be indemnified to its satisfaction by the Swing-Line Purchaser against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

          Section 8.5. NOTICE OF ADMINISTRATOR DEFAULT OR AMORTIZATION EVENT OR POTENTIAL AMORTIZATION EVENT. The Funding Agent shall not be deemed to have knowledge or notice of the occurrence of any Amortization Event or Potential Amortization Event or any Administrator Default unless the Funding Agent has received written notice from the CP Conduit Purchaser, the APA Bank, AFC-II or the Administrator referring to the Indenture or this Supplement, describing such Amortization Event or Potential Amortization Event, or Administrator Default and stating that such notice is a "notice of an Amortization Event or Potential Amortization Event" or "notice of an Administrator Default," as the case may be. In the event that the Funding Agent receives such a notice, the Funding Agent shall give notice thereof to the CP Conduit Purchaser and the APA Bank. The Funding Agent shall take such action with respect to such event as shall be reasonably directed by the CP Conduit Purchaser and the APA Bank, PROVIDED that unless and until the Funding Agent shall have received such directions, the Funding Agent may (but shall not be obligated to) take such action, or refrain from taking such

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action, with respect to such event as it shall deem advisable in the best interests of the CP Conduit Purchaser and the APA Bank.

          Section 8.6. NON-RELIANCE ON THE FUNDING AGENT, THE CP CONDUIT PURCHASER AND THE APA BANK. The CP Conduit Purchaser and the APA Bank expressly acknowledge that neither the Funding Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Funding Agent hereinafter taken, including any review of the affairs of AFC-II, the Lessors, the Lessees, the Guarantor, or the Administrator shall be deemed to constitute any representation or warranty by the Funding Agent to any such Person. Each of the CP Conduit Purchaser and the APA Bank represents to the Funding Agent that it has, independently and without reliance upon the Funding Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of AFC-II, the Lessors, the Lessees, the Guarantor, and the Administrator and made its own decision to enter into this Supplement. Each of the CP Conduit Purchaser and the APA Bank also represents that it will, independently and without reliance upon the Funding Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Supplement and the other Related Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other conditions and creditworthiness of AFC-II, the Lessors, the Lessees, the Guarantor, and the Administrator.

          Section 8.7. INDEMNIFICATION. The APA Bank agrees to indemnify the Funding Agent in its capacity as such (to the extent not reimbursed by AFC-II and the Administrator and without limiting the obligation of AFC-II and the Administrator to do so) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against the Funding Agent in any way relating to or arising out of this Supplement, any of the other Related Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Funding Agent under or in connection with any of the foregoing; PROVIDED that the APA Bank shall not be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the Funding Agent's gross negligence or willful misconduct. The agreements in this Section shall survive the payment of all amounts payable hereunder.

                                   ARTICLE IX

                                     GENERAL

          Section 9.1. SUCCESSORS AND ASSIGNS. (a) This Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that AFC-II may not assign or transfer any of its rights under this Supplement without the prior written consent of all of the Series 2002-3 Noteholders, the CP Conduit Purchaser may assign or transfer any of its rights under this Supplement other than in accordance with the Asset Purchase

Agreement or otherwise to the APA Bank or a Program Support Provider with respect to such CP Conduit Purchaser or pursuant to clause (b) and the APA Bank may not assign or transfer any of its rights or obligations under this Supplement except to a Program Support Provider or pursuant to clause (c), (d) or (e) below of this Section 9.1.

          (b) Without limiting the foregoing, the CP Conduit Purchaser may assign all or a portion of the Series 2002-3 Invested Amount and its rights and obligations under this Supplement and any other Related Documents to which it is a party to a Conduit Assignee. Prior to or concurrently with the effectiveness of any such assignment (or if impracticable, immediately thereafter), the CP Conduit Purchaser shall notify AFC-II, the Trustee and the Administrator thereof. Upon such assignment by the CP Conduit Purchaser to a Conduit Assignee,
(A) such Conduit Assignee shall be the owner of the Series 2002-3 Invested Amount or such portion thereof, (B) the related administrative or managing agent for such Conduit Assignee will act as the administrative agent for such Conduit Assignee hereunder, with all corresponding rights and powers, express or implied, granted to the Funding Agent hereunder or under the other Related Documents, (C) such Conduit Assignee and its liquidity support provider(s) and credit support provider(s) and other related parties shall have the benefit of all the rights and protections provided to the CP Conduit Purchaser herein and in the other Related Documents (including, without limitation, any limitation on recourse against the Conduit Assignee as provided in this paragraph), (D) such Conduit Assignee shall assume all of the CP Conduit Purchaser's obligations, if any, hereunder or under the Base Indenture or under any other Related Document with respect to such portion of the Series 2002-3 Invested Amount and the CP Conduit Purchaser shall be released from such obligations, (E) all distributions in respect of the Series 2002-3 Invested Amount or such portion thereof with respect to the CP Conduit Purchaser shall be made to the applicable agent or administrative agent, as applicable, on behalf of such Conduit Assignee, (F) the definitions of the terms "Monthly Funding Costs" and "Discount" shall be determined in the manner set forth in the definition of "Monthly Funding Costs" and "Discount" applicable to the CP Conduit Purchaser on the basis of the interest rate or discount applicable to commercial paper issued by such Conduit Assignee (rather than the CP Conduit Purchaser), (G) the defined terms and other terms and provisions of this Supplement, the Base Indenture and the other Related Documents shall be interpreted in accordance with the foregoing, and (H) if requested by the Administrator or the agent or administrative agent with respect to the Conduit Assignee, the parties will execute and deliver such further agreements and documents and take such other actions as the Administrator or such agent or administrative agent may reasonably request to evidence and give effect to the foregoing. No assignment by the CP Conduit Purchaser to a Conduit Assignee of the Series 2002-3 Invested Amount with respect to the CP Conduit Purchaser shall in any way diminish the obligations of the APA Bank with respect to the CP Conduit Purchaser under Section 2.3 to fund any Increase.

          (c) Any APA Bank may, in the ordinary course of its business and in accordance with applicable law, at any time sell all of its rights and obligations under this Supplement and the Series 2002-3 Notes, with the prior written consent of AFC-II and the Administrator (in each case, which consent shall not be unreasonably withheld), to another bank (an "ACQUIRING APA BANK") pursuant to a transfer supplement, substantially in the form of EXHIBIT C (the "TRANSFER SUPPLEMENT"), executed by such Acquiring APA Bank, the APA Bank, the Funding Agent, AFC-II and the Administrator and delivered to the Administrator. Notwithstanding the foregoing, the APA Bank shall not sell its rights hereunder if such Acquiring APA Bank is not an Eligible Assignee.

          (d) The APA Bank may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more financial institutions or other entities ("PARTICIPANTS") participations in the Commitment Amount, its Series 2002-3 Note and its rights hereunder pursuant to documentation in form and substance satisfactory to the APA Bank and the Participant; PROVIDED, HOWEVER, that (i) in the event of any such sale by the APA Bank to a Participant, (A) the APA Bank's obligations under this Supplement shall remain unchanged, (B) the APA Bank shall remain solely responsible for the performance thereof and (C) AFC-II shall continue to deal solely and directly with the APA Bank in connection with its rights and obligations under this Supplement and (ii) the APA Bank shall not sell any participating interest under which the Participant shall have rights to approve any amendment to, or any consent or waiver with respect to, this Supplement, the Base Indenture or any Related Document. A Participant shall have the right to receive Article VI Costs but only to the extent that the APA Bank would have had such right absent the sale of the related participation and, with respect to amounts due pursuant to
Section 6.2, only to the extent such Participant shall have complied with the provisions of Section 6.2(e) and (g) as if such Participant were the APA Bank.

          (e) AFC-II authorizes each APA Bank to disclose to any Participant or Acquiring APA Bank (each, a "TRANSFEREE") and any prospective Transferee any and all financial information in such APA Bank's possession concerning AFC-II, the Collateral, the Administrator and the Related Documents which has been delivered to such APA Bank by AFC-II or the Administrator in connection with such APA Bank's credit evaluation of AFC-II, the Collateral and the Administrator.

          Section 9.2. SECURITIES LAW. The CP Conduit Purchaser and the APA Bank hereby represents and warrants to AFC-II that it is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act and has sufficient assets to bear the economic risk of, and sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of, its investment in a Series 2002-3 Note. The CP Conduit Purchaser and the APA Bank agrees that its Series 2002-3 Note will be acquired for investment only and not with a view to any public distribution thereof, and that the CP Conduit Purchaser and the APA Bank will not offer to sell or otherwise dispose of its Series 2002-3 Note (or any interest therein) in violation of any of the registration requirements of the Securities Act, or any applicable state or other securities laws. The CP Conduit Purchaser and the APA Bank acknowledges that it has no right to require AFC-II to register its Series 2002-3 Note under the Securities Act or any other securities law. The CP Conduit Purchaser and the APA Bank hereby confirms and agrees that in connection with any transfer by it of an interest in the Series 2002-3 Note, the CP Conduit Purchaser or the APA Bank has not engaged and will not engage in a general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          Section 9.3. NO BANKRUPTCY PETITION. (a) Each of the CP Conduit Purchaser, the APA Bank and the Funding Agent hereby covenants and agrees that, prior to the date which is one year and one day after the later of payment in full of all Series of Notes, it will not institute against, or join any other Person in instituting against, AFC-II any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.

          (b) AFC-II, the Trustee, the Funding Agent and the APA Bank hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Commercial Paper issued by, or for the benefit of, the CP Conduit Purchaser, it will not institute against, or join any other Person in instituting against, the CP Conduit Purchaser (or the Person issuing Commercial Paper for the benefit of the CP Conduit Purchaser) any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law.

          (c) This covenant shall survive the termination of this Supplement and the Base Indenture and the payment of all amounts payable hereunder and thereunder.

          Section 9.4. LIMITED RECOURSE. (a) Notwithstanding anything to the contrary contained herein, any obligations of the CP Conduit Purchaser hereunder to any party hereto are solely the corporate obligations of the CP Conduit Purchaser and shall be payable at such time as funds are received by or are available to the CP Conduit Purchaser in excess of funds necessary to pay in full all of its outstanding Commercial Paper and, to the extent funds are not available to pay such obligations, the claims relating thereto shall not constitute a claim against the CP Conduit Purchaser but shall continue to accrue. Each party hereto agrees that the payment of any claim (as defined in Section 101 of Title 11 of the Bankruptcy Code) of any such party against the CP Conduit Purchaser shall be subordinated to the payment in full of all of its Commercial Paper.

          (b) No recourse under any obligation, covenant or agreement of the CP Conduit Purchaser contained herein shall be had against any incorporator, stockholder, officer, director, employee or agent of the CP Conduit Purchaser, its administrative agent, the Funding Agent or any of their Affiliates by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Supplement is solely a corporate obligation of the CP Conduit Purchaser individually, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, officer, director, employee or agent of the CP Conduit Purchaser, its administrative agent, the Funding Agent or any of its Affiliates (solely by virtue of such capacity) or any of them under or by reason of any of the obligations, covenants or agreements of the CP Conduit Purchaser contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by the CP Conduit Purchaser of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Supplement; PROVIDED that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or omissions made by them. The provisions of this Section 9.4 shall survive termination of this Supplement.

          Section 9.5. COSTS AND EXPENSES. AFC-II agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Swing-Line Purchaser (including, without limitation, reasonable fees and disbursements of counsel to the Swing-Line Purchaser) in connection with (i) the preparation, execution and delivery of this Supplement and the other Related Documents and any amendments or waivers of, or consents under, any such documents and (ii) the enforcement by the Swing-Line Purchaser of the obligations and liabilities of AFC-II, the Lessors, the Lessees, the Guarantor and the Administrator under the Indenture, this Supplement, the other Related Documents or any related document and all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of this Agreement and the other Related Documents.

          Section 9.6. EXHIBITS. The following exhibits attached hereto supplement the exhibits included in the Indenture.

          EXHIBIT A:        Form of Variable Funding Note
          EXHIBIT B:        Form of Increase/Decrease Notice
          EXHIBIT C:        Form of Transfer Supplement

          Section 9.7. RATIFICATION OF BASE INDENTURE. As supplemented by this Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Supplement shall be read, taken, and construed as one and the same instrument.

          Section 9.8. COUNTERPARTS. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

          Section 9.9. GOVERNING LAW. This Supplement shall be construed in accordance with the law of the State of New York, and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

          Section 9.10. AMENDMENTS. This Supplement may be modified or amended from time to time in accordance with the terms of the Base Indenture; PROVIDED, HOWEVER, that if, pursuant to the terms of the Base Indenture or this Supplement, the consent of the Required Noteholders is required for an amendment or modification of this Supplement, such requirement shall be satisfied if such amendment or modification is consented to by the Swing-Line Purchaser and the Funding Agent.

          Section 9.11. DISCHARGE OF INDENTURE. Notwithstanding anything to the contrary contained in the Base Indenture, no discharge of the Indenture pursuant to Section 11.1(b) of the Base Indenture will be effective as to the Series 2002-3 Notes without the consent of the Requisite Noteholders.

          Section 9.12. CAPITALIZATION OF AFC-II. AFC-II agrees that on the Series 2002-3 Closing Date and on the date of any increase in the Series 2002-3 Maximum Invested Amount it will have capitalization in an amount equal to or greater than 3% of the sum of (x) the Series 2002-3 Maximum Invested Amount and
(y) the invested amount of the Series 1997-1 Notes,

Series 1998-1 Notes, Series 2000-1 Notes, Series 2000-2 Notes, Series 2000-3 Notes, the Series 2000-4 Notes, the Series 2001-1 Notes, the Series 2001-2 Notes, the Series 2002-1 Notes and the Series 2002-2 Notes.

          Section 9.13. SERIES 2002-3 REQUIRED NON-PROGRAM ENHANCEMENT PERCENTAGE. AFC-II agrees that it will not make any Loan under any Loan Agreement to finance the acquisition of any Vehicle by AESOP Leasing, AESOP Leasing II or ARAC, as the case may be, if, after giving effect to the making of such Loan, the acquisition of such Vehicle and the inclusion of such Vehicle under the relevant Lease, the Series 2002-3 Required Non-Program Enhancement Percentage would exceed 33.0%.

          Section 9.14. TERMINATION OF SUPPLEMENT. This Supplement shall cease to be of further effect when all outstanding Series 2002-3 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2002-3 Notes which have been replaced or paid) to the Trustee for cancellation and AFC-II has paid all sums payable hereunder.

          Section 9.15. COLLATERAL REPRESENTATIONS AND WARRANTIES OF AFC-II. AFC-II hereby represents and warrants to the Trustee, the Funding Agent, the APA Bank and the CP Conduit Purchaser that:

          (a) The Base Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Trustee for the benefit of the Noteholders, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from AFC-II. This Supplement will create a valid and continuing security interest (as defined in the applicable UCC) in the Series 2002-3 Collateral in favor of the Trustee for the benefit of the Series 2002-3 Noteholders, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from AFC-II.

          (b) The Collateral and the Series 2002-3 Collateral (in each case, other than the Vehicles) consist of "instruments", "general intangibles" and "deposit accounts" within the meaning of the applicable UCC.

          (c) AFC-II owns and has good and marketable title to the Collateral and the Series 2002-3 Collateral free and clear of any lien, claim or encumbrance of any Person.

          (d) With respect to the portion of the Collateral that consists of instruments, all original executed copies of each instrument that constitute or evidence part of the Collateral have been delivered to the Trustee. None of the instruments that constitute or evidence the Collateral have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Trustee.

          (e) With respect to the portion of the Collateral that consists of general intangibles, AFC-II has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral granted to the Trustee under the Base Indenture.

          (f) With respect to the portion of the Collateral and the Series 2002-3 Collateral that consists of deposit or securities accounts maintained with a bank other than the Trustee (collectively, the "BANK ACCOUNTS"), AFC-II has delivered to the Trustee a fully executed agreement pursuant to which the bank maintaining the Bank Accounts has agreed to comply with all instructions originated by the Trustee directing disposition of the funds in the Bank Accounts without further consent by AFC-II. The Bank Accounts are not in the name of any person other than AFC-II or the Trustee. AFC-II has not consented to the bank maintaining the Bank Accounts to comply with instructions of any person other than the Trustee.

          (g) Other than the security interest granted to the Trustee under the Base Indenture and this Supplement, AFC-II has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral or the Series 2002-3 Collateral. AFC-II has not authorized the filing of and is not aware of any financing statements against AFC-II that includes a description of collateral covering the Collateral other than any financing statement under the Base Indenture or that has been terminated. AFC-II is not aware of any judgment or tax lien filings against AFC-II.

          (h) AFC-II has not authorized the filing of and is not aware of any financing statements against AFC-II that include a description of collateral covering the Collateral other than any financing statements (i) relating to the security interest granted to the Trustee in the Base Indenture or (ii) that has been terminated.

          Section 9.16. NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Trustee or the CP Conduit Purchaser or the APA Bank, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          Section 9.17. WAIVER OF SETOFF. Notwithstanding any other provision of this Supplement or any other agreement to the contrary, all payments to the Funding Agent, the CP Conduit Purchaser and the APA Bank hereunder shall be made without set-off or counterclaim.

          Section 9.18. NOTICES. All notices, requests, instructions and demands to or upon any party hereto to be effective shall be given (i) in the case of AFC-II, the Administrator and the Trustee, in the manner set forth in Section
13.1 of the Base Indenture and (ii) in the case of the CP Conduit Purchaser and the APA Bank, in writing, and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand or three days after being deposited in the mail, postage prepaid, in the case of facsimile notice, when received, or in the case of overnight air courier, one Business Day after the date such notice is delivered to such overnight courier, addressed as follows in the case of the CP Conduit Purchaser and the APA Bank or to such other address as may be hereafter notified by the respective parties hereto:

          Swing-Line
          Purchaser:         JPMorgan Chase Bank
                             Conduit Administration
                             450 West 33rd Street
                             New York, New York  10001
                             Attention:  Lara Graff
                             Fax: (212) 946-8098

          IN WITNESS WHEREOF, each of the parties hereto have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                          AESOP FUNDING II L.L.C.,
                                            as Issuer


                                          By:
                                             -----------------------------------
                                             Title:


                                          AVIS RENT A CAR SYSTEM, INC.,
                                            as Administrator


                                          By:
                                             -----------------------------------
                                             Title:

                                          PARK AVENUE RECEIVABLES
                                            CORPORATION, as CP Conduit Purchaser


                                          By:
                                             -----------------------------------
                                             Title:


                                          JPMORGAN CHASE BANK,
                                            as Funding Agent


                                          By:
                                             -----------------------------------
                                             Title:


                                          JPMORGAN CHASE BANK,
                                            as APA Bank


                                          By:
                                             -----------------------------------
                                             Title:

                                          THE  BANK OF NEW YORK (as successor in
                                            interest to the corporate trust
                                            administration of Harris Trust and
                                            Savings Bank), as Trustee


                                          By:
                                             -----------------------------------
                                             Title:


                                          THE BANK OF NEW YORK, as Series 2002-3
                                            Agent


                                          By:
                                             -----------------------------------
                                             Title: